                                   EVERGREEN
                                DOMESTIC GROWTH
                                    FUNDS

             (Four photos: street sign, beakers, building and U.S. flag)

                                  SEMIANNUAL
                                    REPORT

                                MARCH 31, 1997

                              Evergreen Keystone
                (Logo)             FUNDS(SM)            (Logo)

                        EVERGREEN DOMESTIC GROWTH FUNDS
                               TABLE OF CONTENTS

                                                  Economic Overview.........................................................     1
(photo of street sign)                 EVERGREEN  A Report From Your Portfolio Manager......................................     2
                                            FUND  Statement of Investments..................................................     4
                                                  Statement of Assets and Liabilities.......................................    10
                                                  Statement of Operations...................................................    11
                                                  Statements of Changes in Net Assets.......................................    12
                                                  Financial Highlights......................................................    13

(photo of beakers)                     EVERGREEN  A Report From Your Portfolio Manager......................................    16
                               AGGRESSIVE GROWTH  Statement of Investments..................................................    19
                                            FUND  Statement of Assets and Liabilities.......................................    20
                                                  Statement of Operations...................................................    21
                                                  Statements of Changes in Net Assets.......................................    22
                                                  Financial Highlights......................................................    23

                                       EVERGREEN  A Report From Your Portfolio Managers.....................................    26
                                  LIMITED MARKET  Statement of Investments..................................................    29
(photo of building)                         FUND  Statement of Assets and Liabilities.......................................    31
                                                  Statement of Operations...................................................    32
                                                  Statements of Changes in Net Assets.......................................    33
                                                  Financial Highlights......................................................    34

                                       EVERGREEN  A Report From Your Portfolio Manager......................................    37
                                U.S. REAL ESTATE  Statement of Investments..................................................    40
(photo of U.S. flag)                 EQUITY FUND  Statement of Assets and Liabilities.......................................    41
                                                  Statement of Operations...................................................    42
                                                  Statements of Changes in Net Assets.......................................    43
                                                  Financial Highlights......................................................    44

                                                  Combined Notes to Financial Statements....................................    47
                                                  Trustees and Officers......................................    Inside Back Cover

                             EVERGREEN DOMESTIC GROWTH FUNDS
ECONOMIC OVERVIEW
BY EVERGREEN ASSET MANAGEMENT CHAIRMAN
STEPHEN A. LIEBER
  The dynamic United States economy during the first
third of 1997 has almost overwhelmed the expectations (photo of Stephen Lieber) of the experts. The achievement of a gross domestic product increase of 5.6% in the first quarter,
together with a core inflation rate
of 2.2% and little indicated pressure for wage inflation, dramatically contrasts with the predictions of economists who anticipated slower growth and a trend of rising wages as the number of unemployed shrank as a percentage of the labor force. Even more confounding, is the contrast with expectations of the business cycle. If the economy were to be following the pattern evident in most post-war years, it would now be deep in a recession, not in an impressively sustained expansion. The investor, as well as the economist, must ask whether this is a significantly different era for the American economy, suggesting different responses and strategies.
  Several major differences from recent experience are evident. Comparatively stable wage costs are foremost, and are the subject of much debate. Some argue that U.S. wage costs are held down by international competition, especially as a result of the rise of the dollar, and the consequent cheapening of imports. Others hold that the bargaining power of labor has been diminished by the downsizing of corporations with its emphasis on productivity gains. Another view is that industry emphasis on cost control and flexibility on relocation has served to reduce the bargaining power of the work force. Irrespective of which one of the factors is decisive, the evidence does indicate that wage pressures have unexpectedly not mirrored the rise in employment. The issue of increased productivity is also debated as an important factor, but there is very little agreement on the statistical evidence.
  The prospects for increasing productivity are enhanced by sustained capital spending, up at a rate of 11.9% in the first quarter. Raw materials have also played a role in reducing cost pressures, especially with the decline in oil and petroleum products during the first quarter. Seldom have commodity price pressures been so few during a period of significantly increased demand.
  Notwithstanding these favorable trends, the Federal Reserve Open Market Committee chose to make a "pre-emptive" 0.25% increase in the discount rate during March, with a view toward containing the pressures for too rapid economic growth. In this environment of favorable trends, it is understandable that consumer spending has risen to record levels, up 6.4% in the first quarter, that consumer savings rose to 5.3% in March, and that polls of consumer confidence show a diminished anticipation of recession.
  Investment implications of this economic strength are, as usual, subject to widespread debate. The most obvious implication is that the strong economy is producing a broad, sustained growth in corporate profits, which translates into higher dividends and, to-date, in higher stock prices. It has also brought higher bond yields and a decline in bond prices as the anticipation of Federal Reserve growth restraining policies become more widespread. The higher bond yields, in turn, also tend to put competitive pressures against the higher stock prices achieved because of rising corporate earnings. The challenge for investors is, in fact, an unusual one; responding to what many economists and, perhaps, the Federal Reserve regulators view as a too successful economy. How does one invest in an economy which appears to be too successful?
  The approach to this challenge favored by the Evergreen Keystone Funds is to concentrate investment on long-term values. Those values include corporations with strong financial condition, long-term records of outstanding achievement, effective management which enhances its business franchise with new and improved products and services, and well-grounded innovators who can create new demand and, thus, rapidly growing businesses. A cautious and patient approach which takes into account the volatility of the securities markets generated by this unexpected strength and "pre-emptive" monetary moves, seems to us the best long-term approach. Patient accumulation with purchases during periods of market weakness, and judicious sales during those periods so aptly named by Federal Reserve Chairman, Alan Greenspan, as "irrational exuberance", are the strategies of our equity management. Important, too, is the use of appropriate balance between equities and fixed income, with a careful adjustment of the allocation of assets, including the maturities of obligations in an effort to both minimize risk and maximize return. International investing presents yet another opportunity for asset allocation, based on the search for the most comparatively undervalued and well-grounded long-term growth opportunities.
  Recognizing the multiplicity of choices, the complexity of asset allocation, and the necessity for constant evaluation in order to take advantage of shifting opportunities, the Evergreen Keystone Funds provide a wide variety of investing options and an investment management group oriented toward long-term results.
                                       1

                                 EVERGREEN FUND
(photo of street sign)

A REPORT FROM YOUR
PORTFOLIO MANAGER
STEPHEN A. LIEBER
   In the first half of fiscal 1997, Evergreen Fund's total
return (Class Y, no-load shares) was +4.9%*, comparing with     (photo of
-0.2% for the Russell 2000 Index**, and -0.4% for the NASDAQ    Stephen Lieber)
Composite Index**. The six-month total return ended March 31,
1997, for the Fund's Class A shares at net asset value was
4.8%*.
   This six-month period started strongly with Evergreen Fund's total return (Class Y shares) +12.9% through the middle of
February. But, the growth sectors of the stock market
experienced a reversal at the end of February, and through
March, which brought the gain for the period down to +4.9%. Nonetheless, the portfolio demonstrated a breadth and balance which permitted outperformance of its traditional emphasis -- the smaller entrepreneurial company sectors.
   Notwithstanding an environment of underperformance of smaller companies, the Fund's performance leaders were in this category. Each represented an exceptional corporate profits growth trend in a modestly, even undervalued company. The top ten performers in the Fund were: United Carolina Bancshares Corp., +84.1%, Hvide Marine, Inc., +75.1%, Herman Miller, Inc., +74.2%, Bank of Yorba Linda, +72.4%, Bank of Commerce San Diego, +58.3%, Seaway Food Town, Inc., +57.8%, American Federal Bank, FSB, +53.2%, SC Bancorp, +51.3%, Tosco Corp., +51.0%, and Intel Corp., +45.4%.
   After an excellent five-month performance, the March interruption to the portfolio's growth in value particularly affected the larger capitalization group of holdings, especially financial and pharmaceutical companies. These major company holdings have generally been held by the Fund over long periods, and are analyzed as having continuing exceptional growth potentials. Included in this group are shares of Merck & Co., Inc., held since 1986, Johnson & Johnson, held since 1987, Barnett Banks, Inc., and BankBoston Corp., held since 1990, and Federal National Mortgage Association, held since 1991.
   Corporate merger and acquisition activity provided significant gains during the half year, as is consistent with our long-term experience. Nineteen companies in the Fund's portfolio received merger or acquisition offers, or completed previously announced offers, during the period. Gains on these issues to March 31, ranged up to 247.2% for United Carolina Bancshares Corp., and averaged 59.8% for all completed transactions. The pace of such transactions increased through the period, with nine announced during the fiscal second quarter. A few occurred very shortly after initial purchases to the Fund. Illustratively, a bid for Kysor Industrial Corp. was made in just five months after our purchase, with a gain of 58.7% on the completed acquisition one month after the announcement. Even more striking was the 43.2% gain in American Medical Response, Inc., held just two months. The total number of companies merged or acquired among Evergreen holdings have now reached 312 since the Fund's inception in 1971. We see the maintenance of the trend as demonstrating an effective selection of undervalued investment opportunities.
FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.
 * -0.2% WAS THE 6-MONTH TOTAL RETURN FOR THE FUND'S CLASS A SHARES WITH THE MAXIMUM 4.75% FRONT END SALES CHARGE. THE FUND ALSO OFFERS CLASS B SHARES WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, AND CLASS C SHARES WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR AFTER THE MONTH OF PURCHASE. PERFORMANCE FOR THESE CLASSES OF SHARES MAY BE DIFFERENT. PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. INVESTMENT RETURN, PRINCIPAL VALUE AND YIELD WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
** THE RUSSELL 2000 IS AN UNMANAGED INDEX OF SELECTED SMALL CAP SECURITIES. THE
   NASDAQ OTC COMPOSITE INDEX IS AN UNMANAGED INDEX OF SELECTED SECURITIES. AN INVESTMENT CAN NOT BE MADE IN AN INDEX.
 + THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK CAPITAL APPRECIATION PRINCIPALLY
   THROUGH INVESTMENT IN SECURITIES LITTLE-KNOWN, OR RELATIVELY SMALL COMPANIES OR COMPANIES UNDERGOING CHANGES WHICH THE FUND'S INVESTMENT ADVISER BELIEVES WILL HAVE FAVORABLE CONSEQUENCES.
                                       2

                                 EVERGREEN FUND
(photo of street sign)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
   Profits were taken in a number of holdings which we viewed as having comparatively limited promise. Portions of holdings in a number of banks were most prominent among sales. Holdings were reduced in Barnett Banks, Inc., First Michigan Bank Corp., North Fork Bancorp, Inc., ONBANCorp, Inc., Old Kent Financial Corp., and BankBoston Corp., with gains ranging from 1,212.5% to 44.6%. The largest held position in this group was First Michigan Bank Corp., realizing a 514.8% gain since 1985.
   Losses realized were predominantly in shares of very small, specialized companies, where modest initial positions were held pending the confirmation of growth potential. When these were deemed less promising than anticipated, the position were sold. Such losses involved a 58.9% fall in value for computer software producer, Broderbund Software, Inc., a 25.0% loss in global positioning system manufacturer, Trimble Navigation Ltd., and a 19.3% loss in specialty retailer, Harold's Stores, Inc. We view such losses as a consequence of the risk factor in our search for early positioning in entrepreneurial growth opportunities.
   The Fund's basic purchasing strategy was a focus on issues considered undervalued, either for intrinsic reasons, or because of what we viewed as temporary market factors. A total of 137 equity purchases were made. Of these, 54 were new holdings and 83 were additions to positions. Illustratively, the largest percentage gain of any issue bought during the period was in the shares of Herman Miller, Inc. representing an addition to the position. These shares rose 46.8% from purchase on November 20, 1996, through March 31. Our analysis of this company's prospects for increased sales and profit margins under new management leadership suggested that it was undervalued. In contrast to this rather neglected issue, we added to our holding of Intel Corp. with a purchase on October 8, which returned 32.3% by March 31. We saw an opportunity brought on by a widespread fear that the computer and semiconductor industries were in a free fall of product prices. We saw this reasoning as short-term, and particularly inappropriate for Intel Corp., and, thus, used it as an opportunity.
   Not all purchases went as well as Herman Miller, Inc. and Intel Corp. In the case of Harman International Industries, Inc., we added to holdings in October, and then saw the shares fall 30.8% by the end of March. We had not anticipated an inventory build up by customers which, in the latest quarter, led the company to lower-than-projected sales, and consequent profit margins. Viewing this as a temporary interruption of trend, we not only continue to hold, but have further added to this position.
   In looking at the investment outlook for the balance of the fiscal year, and for calendar 1997, we are reminded of the conclusion of a semiannual report at the beginning of this decade, when we wrote, "We expect the stock market to revert toward its long historical emphasis on selectivity among growth companies, especially those with a conservative valuation of both growth trends and assets. That emphasis provided the environment for Evergreen Fund's greatest gains. We are optimistic that our sustained research and strategic effort will provide capital appreciation..." Recent market volatility illustrates an increasingly selective trend in the markets, with a recognition that many issues had become fully valued, some overvalued, while others are ignored. The intensity of our search for undervalued growth opportunities should continue to produce significant gains notwithstanding a volatile and often uncertain market. The power of valuable corporate franchises, strong financials, vigorous research and marketing programs, and, above all, able managements, is evident in a great many companies which we regularly analyze and visit. We expect this research-intensive effort to be rewarding in the months ahead with further likelihood of gains from revealed growth trends, mergers and acquisitions, and profits generated through innovative leadership. We have carefully maintained sizable cash reserves to be able to buy shares on weakness, and have done so during each period of stock market uncertainty. Our goal is capital growth with a minimization of risk, and we will continue to shape Evergreen Fund's strategy to these purposes. We welcome the many new shareholders who have joined us in the first half of this fiscal year.
                                       3

                                 EVERGREEN FUND
                            STATEMENT OF INVESTMENTS
                                MARCH 31, 1997
                                  (UNAUDITED)
(photo of street sign)

  SHARES                                           VALUE

  COMMON STOCKS -- 85.0%
              BANKS -- 16.9%
    60,300    Amcore Financial, Inc........... $    1,703,475
   100,000 *  American Bancshares, Inc........        890,625
   100,000    American Federal Bank, FSB......      2,700,000
    28,300    AmSouth Bancorp.................      1,365,475
   115,767    Arrow Financial Corp............      2,821,821
   532,240    BankBoston Corp.................     35,660,080
     9,000    Bank of Commerce/San Diego......        267,750
    25,000    Bank of Yorba Linda California..        453,125
   516,640    Barnett Banks, Inc..............     24,023,760
    30,000    BNH Bancshares, Inc.............        367,500
   161,625    BSB Bancorp, Inc................      4,909,359
    63,000    Cape Cod Bank & Trust Co........      1,701,000
    45,000    Central Fidelity Banks, Inc.....      1,248,750
   230,015    Chittenden Corp.................      6,210,405
    77,000    Comerica, Inc...................      4,340,875
    12,800    Compass Bancshares, Inc.........        569,600
    99,380    Cornerstone Bank **.............      1,627,348
    70,000    Corus Bankshares, Inc...........      2,327,500
    57,400    Crestar Financial Corp..........      1,987,475
    14,800    Cullen/Frost Bankers, Inc.......        527,250
   127,000    First Empire State Corp.........     40,640,000
   200,017    First Michigan Bank Corp........      6,050,514
   185,100    First Palm Beach Bancorp, Inc...      5,136,525
   396,022    1st Source Corp.................      9,108,506
    62,500    First State Bancorp.............        953,125
    50,000    1st United Bancorp..............        725,000
   150,350    Fort Wayne National Corp........      6,427,462
    36,602    Glacier Bancorp. Inc............        896,749
   105,000 *  Gold Banc Corp., Inc............      1,128,750
   889,540    Hibernia Corp. Cl. A............     11,675,212
    24,200    Hudson Chartered Bancorp,
              Inc.............................        635,250
    30,000    Independent Bancshares, Inc.....        483,750
     7,000    Letchworth Independent
              Bancshares Corp.................        246,750
    10,000 *  Letchworth Independent
              Bancshares Corp. warrants.......        128,750
    94,000    Liberty Bancorp, Inc............      4,371,000
    67,779    Magna Group, Inc................      1,931,702
    11,000    Merchants Bancorp, Inc..........        402,875
    50,000    North Fork Bancorp, Inc.........      1,806,250
    95,403    Old Kent Financial Corp.........      4,495,866
    91,000    ONBANCorp, Inc..................      4,254,250
    26,875    One Valley Bancorp of West
              Virginia, Inc...................        964,141
   130,000    Reliance Acceptance Group,
              Inc.............................      1,267,500

  SHARES                                           VALUE
               BANKS -- CONTINUED
    56,000    Sandwich Co-operative Bank...... $    1,568,000
   100,000    SC Bancorp......................      1,062,500
    34,700    Seacoast Banking Corp. of
              Florida Cl. A...................        980,275
   113,760    State Financial Services
              Corp............................      2,033,460
   455,200 *  Surety Capital Corp. **.........      2,532,050
    76,900    United Carolina Bancshares
              Corp............................      3,297,087
    97,405 *  United Security Bancorp.........      1,424,548
    39,285    Univest Corp. of Pennsylvania...      1,556,865
    10,000    USBancorp, Inc..................        445,000
    36,000    West Coast Bancorp, Inc.
              (Fla.)..........................        700,875
    40,425    West Coast Bancorp, Inc.
              (Ore.)..........................        874,191
    36,000    Westamerica Bancorp.............      2,286,000
                                                  218,193,951
              BUILDING, CONSTRUCTION &
              FURNISHINGS -- 3.5%
    30,000 *  Castle & Cooke, Inc.............        446,250
   151,250    Cavalier Homes, Inc.............      1,701,563
   431,625    Clayton Homes, Inc..............      5,503,219
   125,700    Continental Homes Holding
              Corp............................      2,089,762
   206,360    D.R. Horton, Inc................      2,218,370
    80,000 *  Furniture Brands International,
              Inc.............................      1,200,000
   135,900    Interface Systems, Inc..........      3,405,994
    95,800    Juno Lighting, Inc..............      1,520,825
   105,000    La-Z-Boy Inc....................      3,596,250
    80,000    Lennar Corp.....................      1,960,000
   159,700 *  M/I Schottenstein Homes, Inc....      1,636,925
    40,000    Miller (Herman), Inc............      2,730,000
   230,000 *  Pacific Greystone Corp..........      2,875,000
    55,000    Ryland Group, Inc...............        646,250
    90,000 *  Southern Energy Homes, Inc......        933,750
   158,200    Standard Pacific Corp...........        988,750
    90,000 *  Sundance Homes, Inc.............        213,750
   449,600 *  Toll Brothers, Inc..............      8,205,200
   121,500 *  US Home Corp....................      3,083,062
                                                   44,954,920
              BUSINESS EQUIPMENT &
              SERVICES -- 2.5%
   118,125 *  Boole & Babbage, Inc............      2,805,469
   297,130    First Data Corp.................     10,065,278
   104,800 *  Gradco Systems, Inc.............        350,425
   140,000 *  Hvide Marine Inc................      3,185,000
    70,000 *  In Focus Systems, Inc...........      1,207,500

                                 EVERGREEN FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997
                                  (UNAUDITED)
(photo of street sign)

  SHARES                                           VALUE

COMMON STOCKS -- CONTINUED
               BUSINESS EQUIPMENT & SERVICES -- CONTINUED

    93,000 *  Input/Output, Inc............... $    1,348,500
    59,700 *  Lumisys Inc.....................        417,900
   100,000 *  Macromedia, Inc.................        906,250
    99,400 *  Medic Computer Systems, Inc.....      1,590,400
    57,000 *  Metromail Corp..................        976,125
   110,000    Sensormatic Electronics Corp....      1,856,250
   117,000 *  Verifone Inc....................      3,831,750
   140,800 *  Zebra Technologies Corp.........      3,238,400
                                                   31,779,247
              CHEMICAL & AGRICULTURAL
              PRODUCTS -- 2.0%
    35,000    Delta & Pine Land Co............      1,085,000
   150,000    H.B. Fuller Co..................      7,312,500
    40,000    Nalco Chemical Co...............      1,495,000
    16,500    OM Group, Inc...................        464,063
   359,568    Schulman (A.), Inc..............      6,831,792
   290,000    Sigma-Aldrich Corp..............      8,953,750
                                                   26,142,105
              COMMUNICATION SYSTEMS &
              SERVICES -- 2.5%
   206,250 *  Andrew Corp.....................      7,450,781
   158,000 *  Aspect Telecommunications
              Corp............................      3,081,000
    85,000 *  Boston Technology, Inc..........      1,604,375
   110,000 *  Cisco Systems, Inc..............      5,293,750
    50,000 *  Coherent Communications System
              Corp............................        862,500
   108,000 *  Coherent, Inc...................      5,163,750
    50,000 *  DSP Group, Inc..................        462,500
    60,000 *  Inter-Tel, Inc..................        682,500
   165,000 *  InterCel Inc....................      1,650,000
    35,000 *  Level One Communications,
              Inc.............................        962,500
    90,200 *  Loral Space & Communications....      1,274,075
    29,000 *  U.S. Robotics Corp..............      1,605,875
   140,000 *  Vertex Communications Corp......      2,975,000
                                                   33,068,606

  SHARES                                           VALUE

              CONSUMER PRODUCTS & SERVICES --
              4.5%
   140,000    Aaron Rents, Inc. Cl. B......... $    1,610,000
   130,000 *  American Business Information,
              Inc.............................      2,535,000
   165,300    Crown Crafts, Inc...............      1,900,950
   339,795 *  CUC International, Inc..........      7,645,388
    65,000    Fila Holdings SpA ADS...........      3,534,375
    80,300 *  Franklin Electronic Publishers,
              Inc.............................        943,525
    40,000 *  Gaylord Container Corp. Cl. A...        242,500
    89,000    Gucci Group.....................      6,419,125
   339,350    Harman International Industries,
              Inc.............................     11,368,225
   201,030 *  K2, Inc.........................      5,000,621
   177,777    Lancaster Colony Corp...........      8,177,742
    75,000 *  LoJack Corp.....................        740,625
    80,000 *  Nautica Enterprises, Inc........      2,010,000
    20,000 *  North Face, Inc. (The)..........        332,500
   250,000 *  Prime Hospitality Corp..........      3,906,250
    60,000 *  Recovery Engineering, Inc.......        442,500
    53,800    Toro Co. (The)..................      1,829,200
                                                   58,638,526
              ELECTRICAL EQUIPMENT &
              SERVICES -- 1.8%
    27,900 *  3Com Corp.......................        913,725
   285,400 *  Atmel Corp......................      6,831,763
   299,000    Baldor Electric Co..............      7,512,375
    50,000 *  Computer Products, Inc..........        731,250
    50,000 *  Electro Scientific Industries,
              Inc.............................      1,262,500
    32,000 *  Franklin Electric Co., Inc......      1,424,000
    60,000    Hadco Corp......................      2,325,000
    80,000 *  IFR Systems, Inc................      1,200,000
    50,000 *  SMART Modular Technologies,
              Inc.............................      1,187,500
                                                   23,388,113

                                 EVERGREEN FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997
                                  (UNAUDITED)
(photo of street sign)
  SHARES                                           VALUE
COMMON STOCKS -- CONTINUED

              FINANCE & INSURANCE -- 8.8%
   172,200    Allmerica Property & Casualty
              Cos., Inc....................... $    5,381,250
   184,400    AMBAC, Inc......................     11,893,800
    50,000 *  Automobile Protection Corp......        171,875
    28,000    CapMAC Holdings Inc.............        745,500
   111,900    Countrywide Credit Industries,
              Inc.............................      2,769,525
   131,000    Edwards (A.G.), Inc.............      4,028,250
    19,100    Enhance Financial Services
              Group, Inc......................        754,450
    20,500    Equitable of Iowa Companies.....      1,025,000
   100,000    Executive Risk, Inc.............      4,637,500
   507,600    Federal Home Loan Mortgage
              Corp............................     13,832,100
   678,000    Federal National Mortgage
              Association.....................     24,492,750
    68,000 First American Financial Corp... 2,533,000 50,000 * First Enterprise Financial
              Group...........................        362,500
    85,000 *  FPIC Insurance Group, Inc.......      1,455,625
    29,700    Interra Financial, Inc..........      1,032,075
    50,000    Itla Capital Corp...............        743,750
    93,100    John Nuveen Co. (The) Cl. A.....      2,758,088
    37,400 *  Leasing Solutions Inc...........        701,250
    15,000    Legg Mason, Inc.................        633,750
    30,900    MBIA, Inc.......................      2,962,537
    75,000 *  Mego Mortgage Corp..............        937,500
   253,800    MGIC Investment Corp............     17,956,350
    15,000    Ohio Casualty Corp..............        616,875
    16,600    PennCorp Financial Group,
              Inc.............................        531,200
    54,692    Providian Corp..................      2,926,022
    43,000    ReliaStar Financial Corp........      2,542,375
    71,531    Resource Bancshares Mortgage
              Group, Inc......................      1,126,613
    30,000    State Auto Financial Corp.......        513,750
    59,500    Trenwick Group, Inc.............      2,945,250
    14,100    Vesta Insurance Group, Inc......        502,313
                                                  113,512,823
              FOOD RETAILING &
              DISTRIBUTION -- 0.5%
16,500....    Coca-Cola Bottling Co. Cl. B
              Consolidated+...................        783,750
    11,600    Earthgrains Co..................        580,000
   134,000    Seaway Food Town, Inc.**........      4,020,000
    40,000    Wendy's International, Inc......        825,000
                                                    6,208,750


  SHARES                                           VALUE

              HEALTHCARE PRODUCTS &
              SERVICES -- 11.3%
    50,000    Arbor Drugs, Inc................ $      875,000
    60,000    Arrow International, Inc........      1,815,000
    55,000 *  Arterial Vascular Engineering,
              Inc.............................        962,500
    52,000    Beckman Instruments, Inc........      2,184,000
   130,000 *  Beverly Enterprises, Inc........      1,852,500
    18,750 *  Bio-Rad Laboratories, Inc.
              Cl. A...........................        478,125
   190,000    Biomet, Inc.....................      3,206,250
    68,298 *  Boston Scientific Corp..........      4,217,401
    72,400 *  Chad Therapeutics, Inc..........        787,350
   205,300    Columbia / HCA Healthcare
              Corp............................      6,903,212
   112,800 *  Exactech, Inc...................        786,075
    40,000 *  Express Scripts, Inc............      1,430,000
    28,974 *  Foundation Health Corp..........      1,057,551
   110,000    HBO & Co........................      5,225,000
    47,050 *  Health Management Associates,
              Inc.............................      1,117,438
    15,000 *  Health Management Systems,
              Inc.............................         97,500
    30,000 *  Health Systems International,
              lnc.............................        843,750
    23,600 *  HEALTHSOUTH Corp................        451,350
    20,000 *  Heartstream, Inc................        212,500
   300,000 *  Idexx Laboratories, Inc.........      4,200,000
    30,000 *  Interneuron Pharmaceuticals,
              Inc.............................        528,750
    30,000    Invacare Corp...................        705,000
   390,000    Johnson & Johnson...............     20,621,250
    69,100 *  Laser Industries, Ltd...........        829,200
    13,400 *  Lincare Holdings, Inc...........        552,750
   145,600 *  Living Centers of America,
              Inc.............................      5,023,200
    30,000 *  Maxxim Medical, Inc.............        431,250
   117,900    McKesson Corp...................      7,545,600
   144,361 *  MedPartners, Inc................      3,067,671
   500,000    Merck & Co., Inc................     42,125,000
    35,000    Meridian Diagnostics, Inc.......        385,000
     1,446 *  Pacificare Health Systems, Inc.
              Cl. A...........................        119,476
     4,545 *  Pacificare Health Systems, Inc.
              Cl. B...........................        392,006
   125,000 *  Regency Health Services, Inc....      1,328,125
    50,000 *  Regeneron Pharmaceuticals,
              Inc.............................        400,000
    45,000 *  Salick Health Care, Inc.........      1,856,250
   107,500 *  St. Jude Medical, Inc...........      3,587,812

                                 EVERGREEN FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                MARCH 31, 1997
                                  (UNAUDITED)
(photo of street sign)

SHARES                                           VALUE
COMMON STOCKS -- CONTINUED
               HEALTHCARE PRODUCTS & SERVICES -- CONTINUED
   468,000    Stryker Corp.................... $   11,641,500
    90,000 *  Sun Healthcare Group, Inc.......      1,293,750
    35,600    Superior Surgical Manufacturing
              Co., Inc........................        462,800
    75,750 *  Tecnol Medical Products, Inc....      1,193,063
    72,950 *  Tenet Healthcare Corp...........      1,796,394
    45,600    West Co., Inc. (The)............      1,236,900
                                                  145,825,249
              INDUSTRIAL SPECIALTY PRODUCTS &
              SERVICES -- 8.1%
    90,000 *  ADFlex Solutions, Inc...........      1,068,750
    90,500    AptarGroup, Inc.................      3,461,625
    30,000    BHA Group, Inc..................        547,500
    77,500 *  Brooks Automation, Inc..........      1,152,813
    40,500 *  Chemfab Corp....................        734,063
    90,000    Commonwealth Aluminum Corp......      1,541,250
   145,000 *  Dionex Corp.....................      6,597,500
    78,600    Dover Corp......................      4,126,500
   149,200    Fisher Scientific International,
              Inc.............................      6,583,450
    82,700    Furon Co........................      1,757,375
    54,200    Garan, Inc......................        975,600
    43,200 *  Global Industrial Technologies,
              Inc.............................        745,200
    70,000 *  Global Industries, Inc..........      1,496,250
    70,000    Kaydon Corp.....................      2,931,250
    43,800    Keystone International, Inc.....        777,450
    92,900 *  Lear Corp.......................      3,100,537
   180,800    Leggett & Platt, Inc............      5,876,000
    61,900    Medusa Corp.....................      2,321,250
    43,400    Nacco Industries, Inc. Cl. A....      2,137,450
    66,000 *  Osmonics, Inc...................      1,204,500
   126,700    Park Electrochemical Corp.......      2,898,262
   193,358 *  Paxar Corp......................      3,746,311
    19,500    Roanoke Electric Steel Corp.....        287,625
   133,200    Robbins & Myers, Inc............      3,529,800
    40,000 *  Simula, Inc.....................        625,000
   234,500    Snap-on, Inc....................      9,086,875
   185,000    Spartech Corp...................      2,081,250
    20,000 *  Special Devices, Inc............        340,000
    35,800    Superior Industries
              International, Inc..............        809,975
   147,200    Tecumseh Products Co. Cl. A.....      8,390,400

  SHARES                                           VALUE


               INDUSTRIAL SPECIALTY PRODUCTS & SERVICES -- CONTINUED

    57,800    Tecumseh Products Co. Cl. B..... $    3,142,875
   115,000    Teleflex, Inc...................      6,080,625
    20,000 *  U.S. Rentals, Inc...............        362,500
   202,400 *  UCAR International, Inc.........      8,020,100
    50,000    Wescast Industries, Inc.........      1,225,000
   104,000    Woodward Governor Co............      2,808,000
   100,000    Zero Corp.......................      1,875,000
                                                  104,445,911
              INFORMATION SERVICES &
              TECHNOLOGY -- 7.4%
    89,850 *  Analytical Surveys, Inc.........        954,656
   120,000    Autodesk, Inc...................      3,720,000
    50,000    Computer Associates
              International, Inc..............      1,943,750
    11,750 *  Data Translation, Inc...........         32,313
   120,000 *  Dialogic Corp...................      2,325,000
    92,500    Fair Issac & Co., Inc...........      3,341,562
   185,000 *  Gateway 2000, Inc...............      9,481,250
   250,000    Hewlett-Packard Co..............     13,312,500
   214,000    Intel Corp......................     29,772,750
    85,000 *  Intel Corp. warrants............      8,425,625
    30,000 *  Intersolv, Inc..................        251,250
    77,437    Molex, Inc......................      2,749,013
    25,000 *  Mylex Corp......................        281,250
    22,500 *  National Instruments Corp.......        725,625
    70,000 *  NetManage, Inc..................        199,063
    30,000 *  Optical Data Systems, Inc.......        375,000
   115,000 *  Parametric Technology Corp......      5,189,375
   406,000 *  Sun Microsystems, Inc...........     11,723,250
    83,000 *  Trimble Navigation, Ltd.........        975,250
                                                   95,778,482
              OIL -- 0.6%
   100,000 *  COHO Energy, Inc................        725,000
    30,000    KN Energy, Inc..................      1,185,000
    80,000    Ranger Oil Ltd..................        760,000
    30,000 *  Stolt Comex Seaway, S.A.........        607,500
   118,590    Tosco Corp......................      3,379,815
    13,050    Williams Companies., Inc.
              (The)...........................        580,725
                                                    7,238,040
              PAPER & PACKAGING -- 0.5%
    30,400    Avery Dennison Corp.............      1,170,400
    18,000    St. Joe Corp....................      1,329,750
   186,662    Wausau Paper Mills Co...........      3,418,248
                                                    5,918,398
                                       7

                                 EVERGREEN FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997
                                  (UNAUDITED)
(photo of street sign)
  SHARES                                           VALUE

COMMON STOCKS -- CONTINUED

              PUBLISHING, BROADCASTING &
              ENTERTAINMENT -- 4.9%
   252,000    Belo (A.H.) Corp................ $    9,324,000
   135,000    Cadmus Communications Corp......      1,906,875
    30,000 *  Cellularvision USA, Inc.........        270,000
   857,000 *  Clear Channel Communications,
              Inc.............................     36,743,875
    22,500 *  Evergreen Media Corp. Cl. A.....        656,719
    50,000 *  EZ Communications, Inc.
              Cl. A...........................      1,975,000
    30,000    Gaylord Entertainment Co.
              Cl. A...........................        645,000
   205,800 *  Jacor Communications, Inc.......      5,685,225
   125,000 *  Obie Media Corp.................        968,750
   190,000    Wiley (John) & Sons, Inc.
              Cl. A...........................      5,747,500
                                                   63,922,944
              REAL ESTATE -- 2.7%
   138,960 *  Alexander's, Inc................      9,622,980
    46,200    Apartment Investment &
              Management Co. REIT.............      1,345,575
   303,100 *  Champion Enterprises, Inc.......      4,508,613
    54,000    Chelsea GCA Realty, Inc. REIT...      1,937,250
    47,400 *  FRP Properties, Inc.............      1,190,925
   128,300 *  HFS, Inc........................      7,553,662
   118,000 *  Homegate Hospitality, Inc.......        818,625
    50,000    Horizon Group, Inc. REIT........        643,750
   140,000 *  Host Marriott Corp..............      2,380,000
    20,000    Irvine Apartment Communities,
              Inc.............................        567,500
   130,000 *  Renaissance Hotel Group N.V.....      3,883,750
    30,500    Wellsford Residential Property
              Trust...........................        884,500
                                                   35,337,130
              RETAILING & WHOLESALE -- 3.6%
   140,000    Avnet, Inc......................      7,892,500
    35,600    Blair Corp......................        565,150
   140,000 *  Cole National Corp..............      4,445,000
   204,200    Dillard Department Stores, Inc.
              Cl. A...........................      6,432,300
   268,800    Fingerhut Companies, Inc........      3,763,200
    50,000 *  Footstar, Inc...................      1,481,250
   198,000    Heilig-Meyers Co................      3,143,250

  SHARES                                           VALUE

              RETAILING & WHOLESALE -- CONTINUED
   119,600 *  Jones Apparel Group, Inc........ $    4,440,150
   179,236 *  Leslie's Poolmart...............      2,509,304
   111,000    Lowe's Companies., Inc..........      4,148,625
   117,900    Mercantile Stores Co., Inc......      5,467,612
    49,500 *  Payless Shoesource, Inc.........      2,072,813
                                                   46,361,154
              THRIFT INSTITUTIONS -- 0.8%
    70,000    Collective Bancorp, Inc.........      2,703,750
   275,000    Dime Financial Corp.**..........      4,950,000
    73,500 *  Hawthorne Financial Corp........        753,375
    50,000    Maryland Federal Bancorp, Inc...      1,762,500
    20,000    People's Savings Financial
              Corp............................        640,000
                                                   10,809,625
              TRANSPORTATION -- 1.9%
   125,000    ASA Holdings, Inc...............      2,593,750
    98,000    Delta Air Lines, Inc............      8,244,250
   217,465 *  Heartland Express, Inc..........      4,131,835
    40,000 *  Offshore Logistics, Inc.........        640,000
    13,000    Pittston Brink's Group..........        328,250
    75,000    Skywest, Inc....................        975,000
   239,000    Southwest Airlines Co...........      5,287,875
   120,000    U.S. Freightways Corp...........      3,105,000
                                                   25,305,960
              OTHER SECURITIES -- 0.2%              2,306,025
                TOTAL COMMON STOCKS
                   (COST $644,649,132)........  1,099,135,959


 PRINCIPAL
  AMOUNT

SHORT-TERM INVESTMENTS -- 14.9%
              Commercial Paper -- 9.9%
$ 3,500,000   American Home Food Products,
              Inc.
              5.27%, 4/4/97...................      3,498,463
  1,400,000   B.I. Funding, Inc.
              5.28%, 4/16/97..................      1,396,920
  8,100,000   Bell Atlantic Financial
              Services, Inc.
              5.30%, 4/16/97..................      8,082,113

                                 EVERGREEN FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997
                                  (UNAUDITED)
(photo of street sign)

 PRINCIPAL
  AMOUNT                                           VALUE

SHORT-TERM INVESTMENTS -- CONTINUED
               Commercial Paper -- continued

              Columbia/HCA Healthcare Corp.
$   400,000   5.52%, 5/9/97................... $      397,669
  8,400,000   5.58%, 5/27/97..................      8,327,088
  2,500,000   Compagnie Bancaire USA Finance
              Corp.
              5.27%, 4/17/97..................      2,494,144
  1,600,000   Finova Capital Corp.
              5.32%, 4/10/97..................      1,597,872
 21,900,000   Gannett Co.
              5.28%, 4/25/97..................     21,822,912
 18,700,000   General Electric Capital Corp.
              5.52%, 5/12/97..................     18,582,439
 10,100,000   Great Lakes Chemical Corp.
              5.32%, 4/25/97..................     10,064,179
  7,450,000   H.J. Heinz Co.
              5.24%, 4/3/97...................      7,447,831
  6,000,000   Lucent Technologies, Inc.
              5.27%, 4/16/97..................      5,986,825
  3,500,000   Norfolk Southern Corp.
              5.27%, 4/24/97..................      3,488,216
              Transamerica Corp.
  5,000,000   5.32%, 4/8/97...................      4,994,828
  9,950,000   5.32%, 4/30/97..................      9,907,358
  4,000,000   Virginia Electric & Power Co.
              5.25%, 4/14/97..................      3,992,417
 16,600,000   Xerox Credit Corp.
              5.30%, 4/21/97..................     16,551,122
                TOTAL COMMERCIAL PAPER
                   (COST $128,632,396)........    128,632,396
              U.S. Government & Agency
              Obligations -- 5.0%
 38,600,000   Federal Home Loan Bank
              5.41%, 4/28/97..................     38,443,381
 12,600,000   Federal Home Loan Mortgage Corp.
              5.29%, 4/18/97..................     12,568,524
 13,500,000   Federal National Mortgage
              Association
              5.20%, 4/10/97..................     13,482,450


                                               VALUE

              U.S. Government & Agency
              Obligations -- continued
              TOTAL U.S. GOVERNMENT & AGENCY
                OBLIGATIONS
                (COST $64,494,355)............ $   64,494,355
              TOTAL SHORT-TERM INVESTMENTS
                (COST $193,126,751)...........    193,126,751


              TOTAL INVESTMENTS --
                (COST $837,775,883)...  99.9% $1,292,262,710
              OTHER ASSETS AND
                LIABILITIES -- NET....   0.1       1,937,746
              NET ASSETS.............. 100.0% $1,294,200,456

ADS -- American Depository Shares
REIT -- Real Estate Investment Trust
 * Non-income producing securities.
 + No market quotation available. Valued at fair value as determined in good faith under procedures established by the Fund's Board of Trustees.
** Investment in non-controlled affiliate-holding over 5% of outstanding voting securities. At March 31, 1997, the Fund held investments in the following securities:

                                                        DIVIDENDS
SECURITY NAME     SHARES       COST         VALUE        EARNED

Cornerstone
  Bank........     99,380   $1,089,310    $1,627,348     $15,787
Dime Financial
  Corp........    275,000    3,184,375     4,950,000      46,750
Seaway Food
  Town,
  Inc.........    134,000    1,563,474     4,020,000      29,480
Surety Capital
  Corp........    455,200    1,728,888     2,532,050          --


     See accompanying notes to financial statements.

                                 EVERGREEN FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                MARCH 31, 1997
                                  (UNAUDITED)
(photo of street sign)

ASSETS:
   Investments at value (identified cost $837,775,883).........................................................  $1,292,262,710
   Cash........................................................................................................       1,860,543
   Receivable for investment securities sold...................................................................       2,428,295
   Receivable for Fund shares sold.............................................................................       4,651,704
   Dividends receivable........................................................................................         917,143
   Prepaid expenses............................................................................................          66,865
         Total assets..........................................................................................   1,302,187,260
LIABILITIES:
   Payable for investment securities purchased.................................................................       3,713,766
   Payable for Fund shares repurchased.........................................................................       1,976,760
   Advisory fee payable........................................................................................       1,076,141
   Distribution fee payable....................................................................................         485,130
   Accrued expenses............................................................................................         735,007
         Total liabilities.....................................................................................       7,986,804
NET ASSETS.....................................................................................................  $1,294,200,456
NET ASSETS CONSISTS OF:
   Paid-in capital.............................................................................................     826,522,339
   Accumulated undistributed net investment income.............................................................       1,743,438
   Accumulated undistributed net realized gain on investment transactions......................................      11,447,852
   Net unrealized appreciation of investments..................................................................     454,486,827
         Net assets............................................................................................  $1,294,200,456
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A shares ($109,620,352/6,095,019 shares of beneficial interest outstanding)...........................  $        17.99
   Sales charge -- 4.75% of offering price.....................................................................            0.90
         Maximum offering price................................................................................  $        18.89
   Class B shares ($340,963,231/19,101,109 shares of beneficial interest outstanding)..........................  $        17.85
   Class C shares ($6,920,154/388,268 shares of beneficial interest outstanding)...............................  $        17.82
   Class Y shares ($836,696,719/46,344,336 shares of beneficial interest outstanding)..........................  $        18.05

See accompanying notes to financial statements.
                                      10

                                 EVERGREEN FUND
                            STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED MARCH 31, 1997
                                  (UNAUDITED)
(photo of street sign)


INVESTMENT INCOME:
   Income:
      Dividends (net of foreign withholding taxes of $1,410)......................................               $ 6,039,164
      Interest....................................................................................                 5,706,419
      Total investment income.....................................................................                11,745,583
EXPENSES:
   Advisory fee...................................................................................  $6,012,819
   Distribution fees -- Class A Shares............................................................     127,520
   Distribution fees -- Class B Shares............................................................   1,142,353
   Shareholder services fees -- Class B Shares....................................................     380,784
   Distribution fees -- Class C Shares............................................................      24,824
   Shareholder services fees -- Class C Shares....................................................       8,274
   Transfer agent fee.............................................................................     770,000
   Reports and notices to shareholders............................................................     425,950
   Custodian fee..................................................................................     226,000
   Registration and filing fees...................................................................      87,265
   Professional fees..............................................................................      31,927
   Trustees' fees and expenses....................................................................      25,377
   Insurance expenses.............................................................................      10,000
   Miscellaneous..................................................................................      15,083
      Total expenses..............................................................................                 9,288,176
Net investment income.............................................................................                 2,457,407
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investment transactions...................................................                14,101,251
   Net change in unrealized appreciation of investments...........................................                40,495,339
Net realized and unrealized gain on investments...................................................                54,596,590
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................................               $57,053,997

See accompanying notes to financial statements.

                                 EVERGREEN FUND
                     STATEMENTS OF CHANGES IN NET ASSETS
(photo of street sign)

                                                                                        SIX MONTHS ENDED
                                                                                            MARCH 31,         YEAR ENDED
                                                                                               1997          SEPTEMBER 30,
                                                                                           (UNAUDITED)           1996
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income...............................................................   $    2,457,407    $     6,883,572
   Net realized gain on investment transactions........................................       14,101,251         26,342,145
   Net change in unrealized appreciation of investments................................       40,495,339        127,948,227
      Net increase in net assets resulting from operations.............................       57,053,997        161,173,944
DISTRIBUTIONS TO SHAREHOLDERS:
   FROM NET INVESTMENT INCOME:
   Class A Shares......................................................................         (454,970)          (140,066)
   Class B Shares......................................................................               --           (104,944)
   Class C Shares......................................................................               --             (3,361)
   Class Y Shares......................................................................       (5,477,171)        (3,380,345)
      Total distributions from net investment income...................................       (5,932,141)        (3,628,716)
   FROM NET REALIZED GAINS ON INVESTMENTS:
   Class A Shares......................................................................       (2,174,311)        (1,345,646)
   Class B Shares......................................................................       (6,505,988)        (3,481,371)
   Class C Shares......................................................................         (143,970)           (94,635)
   Class Y Shares......................................................................      (18,647,833)       (21,876,223)
      Total distributions from net realized gains on investments.......................      (27,472,102)       (26,797,875)
      Total distributions to shareholders..............................................      (33,404,243)       (30,426,591)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold...........................................................      935,720,211      1,696,117,113
   Proceeds from acquisition of FFB Lexicon Small Company Growth Fund..................               --         27,158,980
   Proceeds from reinvestment of distributions.........................................       28,701,825         27,083,002
   Payment for shares redeemed.........................................................     (881,577,652)    (1,411,176,445)
      Net increase resulting from Fund share transactions..............................       82,844,384        339,182,650
      Net increase in net assets.......................................................      106,494,138        469,930,003
NET ASSETS:
   Beginning of period.................................................................    1,187,706,318        717,776,315
   End of period (including undistributed net investment income of $1,743,438 and
     $5,218,172, respectively).........................................................   $1,294,200,456    $ 1,187,706,318

See accompanying notes to financial statements.

                                 EVERGREEN FUND
                           CLASS A AND CLASS B SHARES
                              FINANCIAL HIGHLIGHTS
(photo of street sign)


                                                                    CLASS A SHARES                         CLASS B SHARES
                                                       SIX MONTHS                    JANUARY 3,      SIX MONTHS
                                                          ENDED                         1995*           ENDED
                                                        MARCH 31,     YEAR ENDED       THROUGH        MARCH 31,     YEAR ENDED
                                                         1997+++     SEPTEMBER 30,  SEPTEMBER 30,      1997+++     SEPTEMBER 30,
                                                       (UNAUDITED)       1996           1995         (UNAUDITED)       1996
PER SHARE DATA:
Net asset value, beginning of period.................     $17.64         $15.55         $11.97          $17.49         $15.48
Income (loss) from investment operations:
  Net investment income (loss).......................        .04            .12            .01            (.03)          (.03)
  Net realized and unrealized gain on investments....        .81           2.61           3.57             .80           2.64
    Total from investment operations.................        .85           2.73           3.58             .77           2.61
Less distributions to shareholders from:
  Net investment income..............................       (.09)          (.06)            --              --           (.02)
  Net realized gains.................................       (.41)          (.58)            --            (.41)          (.58)
    Total distributions..............................       (.50)          (.64)            --            (.41)          (.60)
Net asset value, end of period.......................     $17.99         $17.64         $15.55          $17.85         $17.49
TOTAL RETURN+........................................       4.8%          18.1%          29.9%            4.4%          17.3%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in millions)..............       $110            $87            $29            $341           $254
Ratios to average net assets:
  Expenses...........................................      1.43%++        1.45%          1.70%#++        2.17%++        2.18%
  Interest expense...................................         --             --           .01%++            --             --
  Net investment income (loss).......................       .40%++         .63%           .13%#++        (.34%)++       (.10%)
Portfolio turnover rate..............................         5%            15%            19%              5%            15%
Average commission rate paid per share...............    $ .0588        $ .0603            N/A         $ .0588        $ .0603

                                                        JANUARY 3,
                                                           1995*
                                                          THROUGH
                                                       SEPTEMBER 30,
                                                           1995

PER SHARE DATA:
Net asset value, beginning of period.................      $11.97
Income (loss) from investment operations:
  Net investment income (loss).......................        (.02)
  Net realized and unrealized gain on investments....        3.53
    Total from investment operations.................        3.51
Less distributions to shareholders from:
  Net investment income..............................          --
  Net realized gains.................................          --
    Total distributions..............................          --
Net asset value, end of period.......................      $15.48
TOTAL RETURN+........................................       29.3%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in millions)..............         $74
Ratios to average net assets:
  Expenses...........................................       2.32%#++
  Interest expense...................................        .01%++
  Net investment income (loss).......................       (.48%)#++
Portfolio turnover rate..............................         19%
Average commission rate paid per share...............         N/A


*   Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++  Annualized.
+++ Per share data is calculated based on average shares outstanding during the period.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets would have been the following:


                                                                                             CLASS A SHARES    CLASS B SHARES
                                                                                               JANUARY 3,        JANUARY 3,
                                                                                                 1995*             1995*
                                                                                                THROUGH           THROUGH
                                                                                             SEPTEMBER 30,     SEPTEMBER 30,
                                                                                                  1995              1995
Expenses..................................................................................        1.75%             2.34%
Net investment income (loss)..............................................................         .08%             (.50%)

See accompanying notes to financial statements.

                                 EVERGREEN FUND
                                 CLASS C SHARES
                                FINANCIAL HIGHLIGHTS
(photo of street sign)

                                                                                                SIX MONTHS
                                                                                                   ENDED
                                                                                                 MARCH 31,    YEAR ENDED
                                                                                                  1997+++    SEPTEMBER 30,
                                                                                                (UNAUDITED)      1996
PER SHARE DATA:
Net asset value, beginning of period...........................................................   $ 17.47       $ 15.48
Income (loss) from investment operations:
  Net investment loss..........................................................................      (.03)           --
  Net realized and unrealized gain on investments..............................................       .79          2.61
    Total from investment operations...........................................................       .76          2.61
Less distributions to shareholders from:
  Net investment income........................................................................        --          (.04)
  Net realized gains...........................................................................      (.41)         (.58)
    Total distributions........................................................................      (.41)         (.62)
Net asset value, end of period.................................................................   $ 17.82       $ 17.47
TOTAL RETURN+..................................................................................      4.3%         17.3%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in millions)........................................................        $7            $6
Ratios to average net assets:
  Expenses.....................................................................................     2.18%++       2.14%#
  Interest expense.............................................................................        --            --
  Net investment loss..........................................................................     (.35%)++      (.07%)#
Portfolio turnover rate........................................................................        5%           15%
Average commission rate paid per share.........................................................   $ .0588       $ .0603
                                                                                                  JANUARY 3,
                                                                                                     1995*
                                                                                                    THROUGH
                                                                                                 SEPTEMBER 30,
                                                                                                     1995
PER SHARE DATA:
Net asset value, beginning of period...........................................................     $ 11.97
Income (loss) from investment operations:
  Net investment loss..........................................................................        (.01)
  Net realized and unrealized gain on investments..............................................        3.52
    Total from investment operations...........................................................        3.51
Less distributions to shareholders from:
  Net investment income........................................................................          --
  Net realized gains...........................................................................          --
    Total distributions........................................................................          --
Net asset value, end of period.................................................................     $ 15.48
TOTAL RETURN+..................................................................................       29.3%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in millions)........................................................          $2
Ratios to average net assets:
  Expenses.....................................................................................       2.12%#++
  Interest expense.............................................................................        .01%++
  Net investment loss..........................................................................       (.31%)#++
Portfolio turnover rate........................................................................         19%
Average commission rate paid per share.........................................................         N/A

*   Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.
    Initial sales charge or contingent deferred sales charges are not reflected. ++ Annualized.
+++ Per share data is calculated based on average shares outstanding during the period.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets would have been the following:

                                                                                                               JANUARY 3,
                                                                                                                  1995*
                                                                                              YEAR ENDED         THROUGH
                                                                                             SEPTEMBER 30,    SEPTEMBER 30,
                                                                                                 1996             1995
Expenses..................................................................................       2.38%             5.31%
Net investment loss.......................................................................       (.31%)           (3.50%)

See accompanying notes to financial statements.

                                 EVERGREEN FUND
                                 CLASS Y SHARES
                              FINANCIAL HIGHLIGHTS

(photo of street sign)

                                                                                     SIX MONTHS
                                                                                        ENDED
                                                                                      MARCH 31,
                                                                                       1997+++       YEAR ENDED SEPTEMBER 30,
                                                                                     (UNAUDITED)   1996    1995    1994    1993
PER SHARE DATA:
Net asset value, beginning of period................................................    $17.71    $15.59  $14.62  $14.46  $13.10
Income from investment operations:
  Net investment income.............................................................       .06       .24     .10     .07     .09
  Net realized and unrealized gain on investments...................................       .81      2.55    3.10     .79    1.96
    Total from investment operations................................................       .87      2.79    3.20     .86    2.05
Less distributions to shareholders from:
  Net investment income.............................................................      (.12)     (.09)   (.07)   (.09)   (.07)
  Net realized gains                                                                      (.41)     (.58)  (2.16)   (.61)   (.62)
    Total distributions.............................................................      (.53)     (.67)  (2.23)   (.70)   (.69)
Net asset value, end of period......................................................    $18.05    $17.71  $15.59  $14.62  $14.46
TOTAL RETURN+.......................................................................      4.9%     18.4%   26.8%    6.2%   15.8%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in millions).............................................      $837      $841    $612    $526    $657
Ratios to average net assets:
  Expenses..........................................................................     1.19%++   1.15%   1.16%   1.13%   1.11%
  Interest expense..................................................................        --        --    .06%    .09%    .01%
  Net investment income.............................................................      .64%++    .93%    .53%    .40%    .60%
Portfolio turnover rate.............................................................        5%       15%     19%     19%     21%
Average commission rate paid per share..............................................    $.0588    $.0603     N/A     N/A     N/A

                                                                                       1992
PER SHARE DATA:
Net asset value, beginning of period................................................   $13.32
Income from investment operations:
  Net investment income.............................................................      .09
  Net realized and unrealized gain on investments...................................      .55
    Total from investment operations................................................      .64
Less distributions to shareholders from:
  Net investment income.............................................................     (.17)
  Net realized gains                                                                     (.69)
    Total distributions.............................................................     (.86)
Net asset value, end of period......................................................   $13.10
TOTAL RETURN+.......................................................................     5.2%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in millions).............................................     $772
Ratios to average net assets:
  Expenses..........................................................................    1.13%
  Interest expense..................................................................       --
  Net investment income.............................................................     .56%
Portfolio turnover rate.............................................................      32%
Average commission rate paid per share..............................................      N/A

+ Total return is calculated on net asset value per share for the periods indicated is not annualized.
++  Annualized.
+++ Per share data is calculated based on average shares outstanding during the period.
See accompanying notes to financial statements.

                        EVERGREEN AGGRESSIVE GROWTH FUND

(photo of beakers)

A REPORT FROM YOUR
PORTFOLIO MANAGER
HAROLD J. IRELAND
   We are pleased to present this Semiannual Report for
Evergreen Aggressive Growth Fund for the period ended March
31, 1997. The past six months have been a volatile period for
the stock market, for capital appreciation funds and for your    (photo of Mr.
Fund. Evergreen Aggressive Growth Fund's Class A shares at net    Ireland here)
asset value (NAV) began the period under review with a price per share of $21.04, and reached an all time high of $22.41 on January 22, 1997. However, the Fund closed on March 31, 1997, at a price per share $18.43, a decline of 12.4%* for the six-month period. By way of comparison, for this six-month period, the NASDAQ Industrial Index** was down 8.1%, the Russell 2000 Index** was down 0.2%, and the average of the Lipper
Capital Appreciation Funds group of the 214 capital appreciation funds tracked by Lipper Analytical Services, Inc., during that time, was down 0.7%***. There were three general trends that impacted Fund performance during this period: 1) small company stocks, as represented by the NASDAQ Industrial Index, have been severely out of favor, and even within the larger capitalization S&P 500 Index+, the 100 smallest companies have underperformed the 100 largest companies by 12.8% during the past six months and underperformed 25.9% during the past twelve months; 2) technology stocks have been undergoing one of their periodic sharp corrections; and 3) comments and actions by Federal Reserve Board Chairman, Alan Greenspan, have triggered a general market correction and a short-term flight to larger and less economically sensitive companies. Regarding the first point, slightly over two-thirds of the Fund's holdings were invested in NASDAQ-OTC listed companies. These same three factors also impacted the Fund's trailing twelve-month performance. For the twelve months ended March 31, 1997, the Funds Class A shares at NAV declined 2.6%. This compares to the average of the Lipper Capital Appreciation Funds group of the 202 capital appreciation Funds tracked by Lipper during that time, which increased 6.2%.
   The table below illustrates the Fund's longer-term returns as of March 31, 1997.

                                                                    SIX-MONTH(A)   ONE-YEAR(A)   THREE-YEAR(B)   FIVE-YEAR(B)
Evergreen Aggressive
   Growth Fund Class A at NAV*                                         -12.4%          -2.6%          10.2%          12.4%
NASDAQ Industrial Index                                                 -8.1%          -0.7%           9.3%           8.5%
Russell 2000 Index                                                      -0.2%           5.1%          12.7%          12.8%
Lipper Capital Appreciation
   Funds average                                                        -0.7%           6.2%          13.4%          12.1%
                                                                    TEN-YEAR(B)
Evergreen Aggressive
   Growth Fund Class A at NAV*                                          10.7%
NASDAQ Industrial Index                                                  8.4%
Russell 2000 Index                                                       9.4%
Lipper Capital Appreciation
   Funds average                                                         9.8%

(a) cumulative return
(b) average annual compound return
FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.
   * -16.6%, -7.2%, 8.4%, 11.3%, AND 10.2% WERE THE 6-MONTH AND ONE-YEAR TOTAL
     RETURNS, AND THE THREE-YEAR, FIVE-YEAR, AND TEN-YEAR AVERAGE ANNUAL COMPOUND RETURNS, RESPECTIVELY, ENDED 3/31/97, FOR THE FUND'S CLASS A SHARES WITH THE MAXIMUM 4.75% FRONT END SALES CHARGE. THE FUND ALSO OFFERS CLASS B SHARES WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, CLASS C SHARES WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR AFTER THE MONTH OF PURCHASE, AND CLASS Y, NO-LOAD SHARES. PERFORMANCE FOR THESE CLASSES OF SHARES MAY BE DIFFERENT. PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. INVESTMENT RETURN, PRINCIPAL VALUE AND YIELD WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
 ** THE NASDAQ INDUSTRIAL INDEX IS AN UNMANAGED INDEX OF SELECTED SECURITIES.
    THE RUSSELL 2000 IS AN UNMANAGED INDEX OF SELECTED SMALL CAP SECURITIES.
*** SOURCE: LANA (LIPPER ANALYTICAL NEW APPLICATIONS) LIPPER ANALYTICAL SERVICES
    INC., IS AN INDEPENDENT MUTUAL FUNDS PERFORMANCE MONITOR. LIPPER AVERAGE DOES NOT INCLUDE SALES CHARGES AND IF INCLUDED, AVERAGE MAY BE LOWER.
   + THE S&P 500 IS AN UNMANAGED INDEX OF COMMON STOCKS IN INDUSTRY,
     TRANSPORTATION, FINANCE, AND PUBLIC UTILITIES, DENOTING GENERAL MARKET PERFORMANCE AS MONITORED BY STANDARD & POOR'S CORP. AN INVESTMENT CAN NOT BE MADE IN AN INDEX.

                        EVERGREEN AGGRESSIVE GROWTH FUND
(photo of beakers)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
ECONOMIC AND INVESTMENT BACKGROUND
   In many respects this period is reminiscent of 1994 when the Federal Reserve, concerned with an overly strong economy and the threat of inflation, pushed interest rates higher in an effort to slow the economy. The economy today appears much stronger than many expected, yet the inflation rate is no higher than three years ago and overseas economies in Europe and Japan are much weaker. In fact, the U. S. has just entered the seventh year of its current economic expansion with the lowest inflation rates for this stage of the business cycle in two generations. This is a very favorable background for stocks in general and should bode well for aggressive growth stocks in particular. Now, as then, your portfolio manager is remaining fully invested and sticking with the Fund's investment disciplines and focus on aggressive growth companies with dominant positions in their industries.
INDUSTRY WEIGHTINGS AND PORTFOLIO CHANGES
   During the past six months, the retail industry weighting was reduced from 25% to 14.5% of the Fund's net assets. Much of the proceeds was used to increase the technology weightings, as the computers sector was increased from 8.1% to 16.6% of the Fund's net assets, and information services and technology from 13.6% to 16.3%. The position in AutoZone was sold as well as the positions in Bed, Bath & Beyond; The Home Depot, Office Depot and Tommy Hilfiger were reduced. Within the information services and technology, and computers groupings, shares of American Power Conversion, Gateway 2000 and BMC Software were acquired and our position in Adaptec was substantially increased. The Healthcare sector was reduced from 13.9% to 9.3% with the sale of the positions in Ivax, Matrix Pharmaceuticals and Respironics and the reduction of holdings in HBO & Co. and Mylan Labs. The Oil/Gas industry weighting was increased from 5.1% to 8.7% through the addition of a new position in Petroleum Geo-Services, ADR++. There was a small net reduction in the financial services weighting. Mercury Finance was eliminated from the portfolio, with some of the proceeds used to increase the position in Green Tree Financial. A new position was established in Staples, Inc. in the specialty retail sector. The position in Network General was significantly reduced and a large addition was made to the position in Medic Computer Systems. Slight increases were made to the positions in APAC Teleservices, HEALTHSOUTH, Medtronic, Viking Office Products, and Sterling Commerce.
PORTFOLIO PROFILE
   The Fund continues to concentrate its holdings in financially strong companies whose five-year record of business momentum in sales and earnings exceeds 20% per year. These companies have low debt, strong insider ownership and show, through their products and services, leadership in their respective industries. The profile below lists some of the current characteristics that have been most important in selecting the companies owned. At March 31, 1997, the Fund's 30 holdings had the following positions-weighted average profile.

Sales Growth (five years, compounded)                                                                 41%
Sales Growth (last twelve months)                                                                     43%
Earnings per Share Growth (five years, compounded)                                                    38%
Earnings per Share Growth (last twelve months)                                                        37%
Return on Equity (last twelve months)                                                                 23%
Net Profit Margin (after tax)                                                                        9.0%
Median Market Value (capitalization)                                                       $ 3.2 billion
Long-Term Debt as a percent of total capital                                                          22%
Beta+++                                                                                             1.21
Average Daily Trading volume (calendar year-to-date)                                       2.369 million
Price/Earnings (P/E) Ratio (past twelve months' earnings per share)                                 28.0

 ++ INTERNATIONAL INVESTING MAY INVOLVE ADDITIONAL RISKS.
+++ BETA IS A MEASURE OF MARKET RISK. IT ILLUSTRATES THE VOLATILITY OF THE NET
    ASSET VALUE PER SHARE OF A SECURITY AS COMPARED WITH THE MARKET AS A WHOLE, AS MEASURED BY THE S&P 500 REINVESTED INDEX, WHICH IS ASSIGNED A BETA OF ONE. GENERALLY, A BETA OF LESS THAN ONE INDICATES THAT THE SECURITY WOULD FLUCTUATE LESS THAN THE MARKET, AND GREATER THAN ONE INDICATES IT WOULD FLUCTUATE MORE THAN THE MARKET. A BETA IS SUBJECT TO CHANGE.

                        EVERGREEN AGGRESSIVE GROWTH FUND
(photo of beakers)


A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
   Of course, a company's past performance is no guarantee of future operating or stock performance, but it is probably the best available guidepost for assessing the excellence of a company, its products, services and its management. Even though stock price performance of many of the Fund's holdings has lagged for the past six and twelve months, the average company operating performance has not deteriorated at all. For example, as can be seen from this profile, revenue growth has even accelerated slightly from 41% to 43%.
OUTLOOK
   There are several reasons to expect that smaller companies could outperform their larger counterparts going forward. First, they have higher expected earnings growth than the stock market as a whole, as represented by the large company S&P 500. Second, they have less international business and, thus, less exposure to the revenue and earnings dampening effects of the strong dollar. Third, the poor performance of small stocks since their peak last May has led to less issuance of new stock, decreasing the potential supply. Finally, at present prices, aggressive growth stocks appear to have reached bargain levels seen only three other times in the past eighteen years.
   The stock market oscillates between cycles of overvaluation and undervaluation of small companies and large companies. Smith Barney's Emerging Growth Stock Index has receded to a price earnings multiple premium of 13% above that of the large company S&P 500 stock index. This relative multiple is down from a level of a 100% premium just one year ago, and it has been this low only in 1987 and 1990. The index has averaged about 60% P/E premium to the S&P 500 P/E for the whole eighteen years. The decline in the past year has been the worst one-year decline in the entire eighteen years of the Emerging Growth Index. A substantial premium for smaller emerging growth companies has been historically justified because they inherently grow faster than the larger, more mature S&P 500 companies.
   Based on another important valuation measure, the PEG ratio, (price earnings multiple divided by estimated five-year future earnings growth) investors today are paying a price earnings multiple 2.9 times the projected earnings growth for the S&P 500. In contrast, for the stocks in the portfolio of the Evergreen Aggressive Growth Fund, we are paying a price earnings multiple only 0.8 times their projected growth. In the past, discrepancies this wide have been followed by outperformance and it has paid handsomely to own smaller, aggressive growth stocks rebounding from such a depressed level.
   Despite a difficult past six months, it is worth noting that the Fund has outperformed the average of its Lipper Capital Appreciation Fund peer group 11 out of 13 calendar years, the exceptions being 1987 and 1994. Our long-term strategy of holding onto quality, high-performing, aggressive growth companies has rewarded investors as the Fund has outperformed its Lipper peer group by an average of 3.9 percentage points per year for that 13-year period. For taxable investors, our comparatively low portfolio turnover has led to an even higher tax-adjusted positive performance differential. We are working hard to continue that long-term record and to benefit current shareholders.

                        EVERGREEN AGGRESSIVE GROWTH FUND
                            STATEMENT OF INVESTMENTS
                                 MARCH 31, 1997
                                  (UNAUDITED)
(photo of beakers)

 SHARES                                             VALUE
COMMON STOCKS -- 98.0%
           BUSINESS SERVICES -- 18.6%
 280,000*  APAC TeleServices, Inc............... $  7,280,000
 140,000   Danka Business Systems, ADR..........    4,401,250
 170,000   First Data Corporation...............    5,758,750
  25,000*  Fiserv, Inc..........................      931,250
 200,000*  Medic Computer Systems, Inc..........    3,200,000
 200,000*  Sterling Commerce, Inc...............    5,800,000
                                                   27,371,250
           COMPUTERS -- 16.6%
 175,000*  Adaptec, Inc.........................    6,256,250
 250,000*  American Power Conversion Corp.......    5,406,250
 160,000*  Cisco Systems, Inc...................    7,700,000
 100,000*  Gateway 2000, Inc....................    5,125,000
                                                   24,487,500
           CONSUMER/DIVERSIFIED -- 9.4%
 400,000*  Republic Industries, Inc.............   13,875,000
           FINANCIAL SERVICES -- 4.6%
 200,000   Green Tree Financial Corporation.....    6,750,000
           HEALTHCARE -- 9.3%
  35,000   HBO & Company........................    1,662,500
 100,000*  Health Management Associates, Inc....    2,375,000
  60,000*  HEALTHSOUTH Corporation..............    1,147,500
 125,000   Medtronic, Inc.......................    7,781,250
  50,000   Mylan Laboratories, Inc..............      731,250
                                                   13,697,500
           INFORMATION SERVICES & TECHNOLOGY --
           16.3%
 106,000*  BMC Software, Inc....................    4,889,250
 100,000*  Microsoft Corporation................    9,168,750
 150,000*  Network General Corporation..........    3,225,000
 150,000*  Parametric Technology Corp...........    6,768,750
                                                   24,051,750
 SHARES                                             VALUE

           OIL/GAS -- 8.7%
 140,000*  Petroleum Geo-Services, ADR.......... $  6,020,000
 120,000   Transocean Offshore, Inc.............    6,735,000
                                                   12,755,000
           RETAILING (SPECIALTY) -- 14.5%
  75,000*  Bed Bath & Beyond, Inc...............    1,814,063
  80,000   Fastenal Company.....................    2,800,000
  50,000   Home Depot, Inc......................    2,675,000
 150,000*  Office Depot, Inc....................    3,056,250
 150,000*  Staples, Inc.........................    3,018,750
  40,000*  Tommy Hilfiger Corporation...........    2,090,000
 300,000*  Viking Office Products, Inc..........    5,812,500
                                                   21,266,563
             TOTAL COMMON STOCKS
                (COST $104,540,467).............  144,254,563
PRINCIPAL
 AMOUNT
REPURCHASE AGREEMENT -- 2.6%
 $3,826,000  State Street Bank &
             Trust Co., 5.25%, purchased
             3/31/97, maturing 4/1/97
             (Collaterized by $4,060,000
             U.S. Treasury Bonds, 5.25%
             due 1/31/01) (cost
             $3,826,000).................           3,826,000
               TOTAL INVESTMENTS --
                  (COST $108,366,467)....  100.6%  148,080,563
               OTHER ASSETS AND
                  LIABILITIES -- NET.....   (0.6)     (893,763)
               NET ASSETS................  100.0% $147,186,800

 * Non-income producing securities.
ADR -- American Depositary Receipt.
See accompanying notes to financial statements.

                        EVERGREEN AGGRESSIVE GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1997
                                  (UNAUDITED)
(photo of beakers)

ASSETS:
   Investments at value (identified cost $108,366,467)...........................................................  $148,080,563
   Cash..........................................................................................................         4,064
   Receivable for Fund shares sold...............................................................................       757,131
   Dividends and interest receivable.............................................................................         7,035
   Prepaid expenses..............................................................................................        43,520
   Unamortized organization expenses.............................................................................        16,575
      Total assets...............................................................................................   148,908,888
LIABILITIES:
   Payable for investment securities purchased...................................................................     1,167,520
   Payable for Fund shares repurchased...........................................................................       265,409
   Distribution fee payable......................................................................................        92,106
   Advisory and administration fees payable......................................................................        84,299
   Accrued expenses..............................................................................................       112,754
      Total liabilities..........................................................................................     1,722,088
NET ASSETS.......................................................................................................  $147,186,800
NET ASSETS CONSISTS OF:
   Paid-in capital...............................................................................................   110,628,401
   Accumulated net investment loss...............................................................................      (863,278)
   Accumulated net realized loss on investment transactions......................................................    (2,292,419)
   Net unrealized appreciation of investments....................................................................    39,714,096
      Net assets.................................................................................................  $147,186,800
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A shares ($80,425,563/4,364,581 shares of beneficial interest outstanding)..............................        $18.43
   Sales charge -- 4.75% of offering price.......................................................................          0.92
         Maximum offering price..................................................................................        $19.35
   Class B shares ($26,827,157/1,474,110 shares of beneficial interest outstanding)..............................        $18.20
   Class C shares ($1,999,708/110,006 shares of beneficial interest outstanding).................................        $18.18
   Class Y shares ($37,934,372/2,052,317 shares of beneficial interest outstanding)..............................        $18.48

See accompanying notes to financial statements.

                        EVERGREEN AGGRESSIVE GROWTH FUND
                            STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED MARCH 31, 1997
                                  (UNAUDITED)
(photo of beakers)

INVESTMENT INCOME:
   Income:
      Dividends (net of foreign withholding taxes of $2,263)...................................                     $     101,319
      Interest.................................................................................                            87,470
         Total investment income...............................................................                           188,789
EXPENSES:
   Advisory and administration fees............................................................    $   498,245
   Distribution fees -- Class A Shares.........................................................        117,627
   Distribution fees -- Class B Shares.........................................................         96,669
   Shareholder services fees -- Class B Shares.................................................         32,223
   Distribution fees -- Class C Shares.........................................................          5,043
   Shareholder services fees -- Class C Shares.................................................          1,681
   Transfer agent fee..........................................................................        122,324
   Registration and filing fees................................................................         56,672
   Reports and notices to shareholders.........................................................         49,707
   Custodian fee...............................................................................         44,803
   Professional fees...........................................................................         14,241
   Insurance...................................................................................         10,604
   Trustees' fees and expenses.................................................................          4,596
   Amortization of organization expense........................................................          2,550
   Miscellaneous...............................................................................          2,851
         Total expenses........................................................................      1,059,836
         Less: Expenses paid indirectly........................................................        (11,430)
         Net expenses..........................................................................                         1,048,406
Net investment loss............................................................................                          (859,617)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Net realized gain on investment transactions................................................                           700,010
   Net change in unrealized appreciation of investments........................................                       (20,780,097)
Net realized and unrealized loss on investments................................................                       (20,080,087)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................................                     ($ 20,939,704)

See accompanying notes to financial statements.
                                                                              21

                        EVERGREEN AGGRESSIVE GROWTH FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

(photo of beakers)

                                                                                                SIX MONTHS
                                                                                                   ENDED
                                                                                                 MARCH 31,      YEAR ENDED
                                                                                                   1997        SEPTEMBER 30,
                                                                                                (UNAUDITED)        1996
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment loss.......................................................................  $    (859,617)  $    (923,543)
   Net realized gain (loss) on investment transactions.......................................        700,010      (2,456,367)
   Net change in unrealized appreciation of investments......................................    (20,780,097)     27,981,236
      Net increase (decrease) in net assets resulting from operations........................    (20,939,704)     24,601,326
DISTRIBUTIONS TO SHAREHOLDERS:
   FROM NET REALIZED GAINS ON INVESTMENTS:
   Class A Shares............................................................................             --      (2,568,867)
   Class B Shares............................................................................             --        (157,682)
   Class C Shares............................................................................             --          (7,213)
   Class Y Shares............................................................................             --        (213,704)
         Total distributions from net realized gains on investments..........................             --      (2,947,466)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold.................................................................     70,392,570      73,789,548
   Proceeds from reinvestment of distributions...............................................             --       2,476,706
   Payment for shares redeemed...............................................................    (47,427,318)    (28,780,969)
      Net increase resulting from Fund share transactions....................................     22,965,252      47,485,285
      Net increase in net assets.............................................................      2,025,548      69,139,145
NET ASSETS:
   Beginning of period.......................................................................    145,161,252      76,022,107
   End of period (including accumulated net investment loss of
      $863,278 and $3,661 respectively)......................................................  $ 147,186,800   $ 145,161,252

See accompanying notes to financial statements.

                        EVERGREEN AGGRESSIVE GROWTH FUND
                                 CLASS A SHARES
                              FINANCIAL HIGHLIGHTS

(photo of beakers)

                                                                SIX MONTHS
                                                                   ENDED                      ELEVEN MONTHS
                                                                 MARCH 31,     YEAR ENDED         ENDED
                                                                  1997+++     SEPTEMBER 30,   SEPTEMBER 30,
                                                                (UNAUDITED)       1996           1995*#
PER SHARE DATA:
Net asset value, beginning of period..........................     $21.04         $17.37          $13.85
Income (loss) from investment operations:
  Net investment loss.........................................       (.11)          (.15)           (.16)
  Net realized and unrealized gain (loss) on investments......      (2.50)          4.46            3.68
    Total from investment operations..........................      (2.61)          4.31            3.52
Less distributions to shareholders from net realized gains....         --           (.64)             --
Net asset value, end of period................................     $18.43         $21.04          $17.37
TOTAL RETURN+.................................................     (12.4%)         25.6%           25.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......................    $80,426        $96,608         $70,858
Ratios to average net assets:
  Expenses**..................................................      1.28%++        1.22%           1.47%++
  Expenses, excluding indirectly paid expenses................      1.27%++          N/A             N/A
  Net investment loss.........................................     (1.03%)++       (.86%)         (1.12%)++
Portfolio turnover rate.......................................        14%            33%             31%
Average commission rate paid per share........................     $.0600         $.0582             N/A

                                                                                YEAR ENDED OCTOBER 31,
                                                                         1994#+++                     1993#+++
PER SHARE DATA:
Net asset value, beginning of period..........................             $14.44                       $11.76
Income (loss) from investment operations:
  Net investment loss.........................................               (.13)                        (.12)
  Net realized and unrealized gain (loss) on investments......               (.22)                        3.06
    Total from investment operations..........................               (.35)                        2.94
Less distributions to shareholders from net realized gains....               (.24)                        (.26)
Net asset value, end of period................................             $13.85                       $14.44
TOTAL RETURN+.................................................              (2.4%)                       25.3%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......................            $64,635                      $58,053
Ratios to average net assets:
  Expenses**..................................................              1.25%                        1.31%
  Expenses, excluding indirectly paid expenses................                N/A                          N/A
  Net investment loss.........................................              (.92%)                       (.92%)
Portfolio turnover rate.......................................                59%                          48%
Average commission rate paid per share........................                N/A                          N/A

                                                                         1992#+++
PER SHARE DATA:
Net asset value, beginning of period..........................             $12.22
Income (loss) from investment operations:
  Net investment loss.........................................               (.10)
  Net realized and unrealized gain (loss) on investments......               1.84
    Total from investment operations..........................               1.74
Less distributions to shareholders from net realized gains....              (2.20)
Net asset value, end of period................................             $11.76
TOTAL RETURN+.................................................              17.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......................            $29,302
Ratios to average net assets:
  Expenses**..................................................              1.44%
  Expenses, excluding indirectly paid expenses................                N/A
  Net investment loss.........................................              (.93%)
Portfolio turnover rate.......................................                46%
Average commission rate paid per share........................                N/A

*   The Fund changed its fiscal year end from October 31 to September 30.
** The ratio of total expenses to average net assets for the six months ended March 31, 1997 includes indirectly paid expenses (Note 9).
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++  Annualized.
+++ Per share data is calculated based on average shares outstanding during the period.
# Effective June 30, 1995, Evergreen Aggressive Growth Fund, a new series of Evergreen Trust, acquired substantially all of the net assets of ABT Emerging Growth Fund. ABT Emerging Growth Fund, which had a fiscal year that ended on October 31 was the accounting survivor in the combination. Accordingly, the information above includes the results of operations of ABT Emerging Growth Fund prior to June 30, 1995.
See accompanying notes to financial statements.

                        EVERGREEN AGGRESSIVE GROWTH FUND
                           CLASS B AND CLASS C SHARES
                              FINANCIAL HIGHLIGHTS
(photo of beakers)

                                                              CLASS B SHARES                           CLASS C SHARES
                                                 SIX MONTHS                         JULY 7,       SIX MONTHS
                                                    ENDED                            1995*           ENDED
                                                  MARCH 31,      YEAR ENDED         THROUGH        MARCH 31,      YEAR ENDED
                                                   1997+++      SEPTEMBER 30,    SEPTEMBER 30,      1997+++      SEPTEMBER 30,
                                                 (UNAUDITED)        1996             1995         (UNAUDITED)        1996
PER SHARE DATA:
Net asset value, beginning of period..........      $20.89          $17.35           $15.82          $20.88          $17.31
Income (loss) from investment operations:
  Net investment loss.........................        (.18)           (.16)            (.03)           (.17)           (.15)
  Net realized and unrealized gain (loss) on
    investments...............................       (2.51)           4.34             1.56           (2.53)           4.36
    Total from investment operations..........       (2.69)           4.18             1.53           (2.70)           4.21
Less distributions to shareholders from net
  realized gains..............................          --            (.64)              --              --            (.64)
Net asset value, end of period................      $18.20          $20.89           $17.35          $18.18          $20.88
TOTAL RETURN+.................................      (12.9%)          24.9%             9.7%          (12.9%)          25.1%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......     $26,827         $21,644           $2,858          $2,000            $991
Ratios to average net assets:
  Expenses**..................................       2.05%++         1.98%            2.09%++         2.05%++         1.96%
  Expenses, excluding indirectly paid
    expenses..................................       2.04%++           N/A              N/A           2.04%++           N/A
  Net investment loss.........................      (1.79%)++       (1.60%)          (1.71%)++       (1.78%)++       (1.57%)
Portfolio turnover rate.......................         14%             33%              31%             14%             33%
Average commission rate paid per share........      $.0600          $.0582              N/A          $.0600          $.0582

                                                  AUGUST 3,
                                                    1995*
                                                   THROUGH
                                                SEPTEMBER 30,
                                                    1995
PER SHARE DATA:
Net asset value, beginning of period..........      $16.42
Income (loss) from investment operations:
  Net investment loss.........................        (.01)
  Net realized and unrealized gain (loss) on
    investments...............................        0.90
    Total from investment operations..........        0.89
Less distributions to shareholders from net
  realized gains..............................          --
Net asset value, end of period................      $17.31
TOTAL RETURN+.................................        5.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......        $416
Ratios to average net assets:
  Expenses**..................................       2.09%++
  Expenses, excluding indirectly paid
    expenses..................................         N/A
  Net investment loss.........................      (1.51%)++
Portfolio turnover rate.......................         31%
Average commission rate paid per share........         N/A

*   Commencement of class operations.
** The ratio of total expenses to average net assets for the six months ended March 31, 1997 includes indirectly paid expenses (Note 9).
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++  Annualized.
+++ Per share data is calculated based on average shares outstanding during the period.
See accompanying notes to financial statements.

                        EVERGREEN AGGRESSIVE GROWTH FUND
                                 CLASS Y SHARES
                              FINANCIAL HIGHLIGHTS
(photo of beakers)

                                                                                            SIX MONTHS
                                                                                               ENDED
                                                                                             MARCH 31,      YEAR ENDED
                                                                                              1997+++      SEPTEMBER 30,
                                                                                            (UNAUDITED)        1996
PER SHARE DATA:
Net asset value, beginning of period.....................................................      $21.09          $17.38
Income (loss) from investment operations:
  Net investment loss....................................................................        (.08)           (.06)
  Net realized and unrealized gain (loss) on investments.................................       (2.53)           4.41
    Total from investment operations.....................................................       (2.61)           4.35
Less distributions to shareholders from net realized gains...............................          --            (.64)
Net asset value, end of period...........................................................      $18.48          $21.09
TOTAL RETURN+............................................................................      (12.4%)          25.8%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).................................................     $37,934         $25,918
Ratios to average net assets:
  Expenses**.............................................................................       1.03%++          .97%
  Expenses, excluding indirectly paid expenses...........................................       1.02%++           N/A
  Net investment loss....................................................................       (.78%)++        (.60%)
Portfolio turnover rate..................................................................         14%             33%
Average commission rate paid per share...................................................      $.0600          $.0582
                                                                                             JULY 11,
                                                                                               1995*
                                                                                              THROUGH
                                                                                           SEPTEMBER 30,
                                                                                               1995
PER SHARE DATA:
Net asset value, beginning of period.....................................................      $15.79
Income (loss) from investment operations:
  Net investment loss....................................................................        (.01)
  Net realized and unrealized gain (loss) on investments.................................        1.60
    Total from investment operations.....................................................        1.59
Less distributions to shareholders from net realized gains...............................          --
Net asset value, end of period...........................................................      $17.38
TOTAL RETURN+............................................................................       10.1%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).................................................      $1,889
Ratios to average net assets:
  Expenses**.............................................................................       1.08%++
  Expenses, excluding indirectly paid expenses...........................................         N/A
  Net investment loss....................................................................       (.71%)++
Portfolio turnover rate..................................................................         31%
Average commission rate paid per share...................................................         N/A

*   Commencement of class operations.
** The ratio of total expenses to average net assets for the six months ended March 31, 1997 includes indirectly paid expenses (Note 9).
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.
++  Annualized.
+++ Per share data is calculated based on average shares outstanding during the period.
See accompanying notes to financial statements.

                         EVERGREEN LIMITED MARKET FUND

(photo of building)

A REPORT FROM YOUR
PORTFOLIO MANAGERS
STEPHEN A. LIEBER
EDWIN H. MISKA
   We are pleased to present the Semiannual Report for
Evergreen Limited Market Fund for the period ended March 31,
1997. Strong outperformance during the six months under review was achieved despite a generally depressed and volatile small  (photo of Stephen
capitalization market environment, with limited amplitude for    Lieber here)
the very small to "micro" capitalization issues in which your
Fund invests. For the six months ended March 31, 1997,
Evergreen Limited Market Fund's total return (Class Y, no-load      (photo of
shares) was 7.3%*. This was striking in that it provided a      Mr. Miska here)
strong absolute and relative return well in excess of some of the representative small capitalization indexes: the Russell
2000 returned -0.2%**, and the Lipper Micro Capitalization Funds average return of the 26 micro-cap funds tracked by Lipper
Analytical Services, Inc., during that time, was -0.6%***.
These strong comparisons are also reflected in the twelve months returns. Your Fund (Class Y shares) returned 11.4% versus 5.1% for the Russell 2000 and 8.6% for the Lipper Micro
Cap Funds average of the 23 micro-cap funds tracked by Lipper during that time. The results are of note, in that they represent a full twelve-month time period in which to evaluate the Evergreen Limited Market Fund portfolio in light of last year's restructuring efforts. We are optimistic that our efforts during fiscal 1996, have sown the seeds for a prosperous fiscal 1997 and beyond. We are extremely encouraged by the results to date. The five- and ten-year average annual compound returns ended March 31, for the Fund's Class Y shares were 3.9% and 7.9%, respectively. The twelve-month total return, and the average annual compound return since inception on January 3, 1995, through March 31, 1997, for the Fund's Class A shares were 5.7% and 6.7%, respectively.

ECONOMIC ENVIRONMENT AND PORTFOLIO REVIEW
   The United States economy continued its strong growth trend from the fall of 1996. Aided by low unemployment, a tight labor market, a strong currency worldwide, and the strongest sustained growth in corporate profits since the 1950's, the stock market during the six months under review saw the Dow Jones Industrial average rise above the 7000 level for the very first time. This "exuberance" was tempered only by the Federal Reserve's resolve to keep inflation and an "overheating" of the economy at bay. The specter of the onset of rising interest rates, culminating with the 25 basis point increase of the Federal Funds rate on March 25, sat heavily on the markets, and created the only real dampening to an otherwise prosperous environment. This had the effect of increasing volatility, and placing a paramount value on trading liquidity -- causing

FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.
  * PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. INVESTMENT RETURN, PRINCIPAL VALUE AND YIELD WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
    THE FUND'S CLASS A SHARES ARE SUBJECT TO A MAXIMUM 4.75% FRONT END SALES CHARGE. THE FUND ALSO OFFERS CLASS B SHARES WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, AND CLASS C SHARES WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR AFTER THE MONTH OF PURCHASE. PERFORMANCE FOR THESE CLASSES OF SHARES MAY BE DIFFERENT.
 ** THE RUSSELL 2000 IS AN UNMANAGED REINVESTED INDEX OF 2000 SELECTED SMALL-CAP
    SECURITIES. AN INVESTMENT CAN NOT BE MADE IN AN INDEX.
*** SOURCE: LANA (LIPPER ANALYTICAL NEW APPLICATIONS) LIPPER ANALYTICAL SERVICES
    INC., IS AN INDEPENDENT MUTUAL FUNDS PERFORMANCE MONITOR. LIPPER AVERAGE DOES NOT INCLUDE SALES CHARGES AND IF INCLUDED, AVERAGE MAY BE LOWER.

                         EVERGREEN LIMITED MARKET FUND

(photo of building)

A REPORT FROM YOUR
PORTFOLIO MANAGERS -- (CONTINUED)
most of the small-to-micro-capitalization issues to go largely overlooked, if not totally forgotten. The comparative fundamental advantage smaller capitalization stocks have enjoyed over the years was also being negated: Profit growth for the largest capitalization issues was surprisingly better than expected, increasing investors focus and drawing attention away from the traditionally faster growing areas of small-cap stocks. Compounding the small-cap "malaise" was the seasonal tax-loss selling period during the fourth quarter of 1996, and the overall poor showing during the typically seasonally strong "January effect" period in the first quarter of calendar 1997.
   Despite these obstacles, your Fund performed admirably. As noted in our previous reports, a focus on careful stock selection, through a strong fundamental and valuation review, coupled with a discipline to sell issues which no longer meet the investment criteria, helped the Fund outperform. An acceleration of firms receiving takeover or merger offers also helped contribute, as the Fund saw eight merger announcements during the period. Sectors that contributed to the strong performance were: Banks +25.3%, Thrift Institutions +16.6%, Building, Construction and Furnishings +14.5% and Industrial Specialty Products and Services, +12.9%. Disappointing results came from Consumer Products and Services, -3.6% and Healthcare Products and Services, -0.5%. Among individual securities, the continued focus on well-managed, high quality issues with a consistent record of profitability and earnings growth served the fund well, as twenty issues held currently rose in excess of 25% for the six months. Among the best performing: Zygo Corp., a high technology maker of electro-optical measuring devices for the semiconductor industry, rose 53.8%; Badger Meter, Inc., a manufacturer of meters and flow measurement tools to the utility and industrial markets worldwide, rose 45.5%; American Precision Industries, a growing diversified maker of miniature motors, heat transfer equipment and electronic components, rose 39.2%; and AG Services of America, a provider of credit to the agricultural industry was up 38.9%. Among bank holding companies, West Coast Bancorp (Oregon) rose 37.5%, WSFS Financial Corp. (Delaware) rose 37.3% and Independent Bank Corp. (Michigan) rose 36.9%.
   An active strategy to sell issues upon achieving investment objectives or upon failing to maintain fundamental standing also served the Fund well. Despite an overall low portfolio turnover rate of 22% (annualized), The Fund was able to enhance performance contribution brought on by increased market volatility by locking in capital gains or by avoiding extensive capital losses. Sales of the shares of Barra, Inc., (45.4% gain), Exactech, Inc., (12.5% gain), R&G Financial Corp. (5.9% gain) Control Devices, Inc., (17.7% gain), Timberline Software, Inc., (21.1% gain) and FRP Properties, Inc., (20.8% gain) were representative of stocks meeting our investment valuation targets. Sales of the shares of Aceto Corp., Aseco Corporation, Chesapeake Utilities, Custom Chrome, Inc., National Sanitary Supply, Utah Medical Products and Tuscarora, Inc., for small gains or losses, were representative of issues sold upon identifying their failure to maintain investment merit due to poor earnings releases, or a deterioration of fundamental factors. Through the methodical use of both quantitative and fundamental analysis, sensitive to daily changing financial conditions, the Fund has benefited from the identifying of undervalued, undiscovered companies, initially as buys and subsequently as sells, in an effort to enhance gains and minimize losses.

                         EVERGREEN LIMITED MARKET FUND

(photo of building)


A REPORT FROM YOUR
PORTFOLIO MANAGERS -- (CONTINUED)
MERGERS AND ACQUISITIONS
   The Fund continued to benefit from the long-term trend where larger companies seek to acquire smaller specialty businesses with strong franchises, markets, or products and services. During the period under review, eight companies in the Fund's portfolio received acquisition offers. The total since the Fund's inception on June 1, 1983, has grown to 85 mergers and acquisitions (pending and completed) for an average gain of 59.9% on those completed. The companies receiving and/or completing offers during the six months were: Premier Bankshares Corp., (+52.0% since purchase February 1996), offer to be acquired by First Virginia Bank via stock; Kysor Industrial Corp. (realized gain +74.6%) acquired by Scotsman Industries for cash; Cavco Industries, Inc., (+88.5% since purchase February 1996) offer to be acquired by Centex Corp. for cash; ESELCO Inc., (+58.8% since purchase March 1996) offer to be acquired by Wisconsin Energy via stock; Peoples Savings Financial (+60.0% since purchase February
1996) merger offer from Webster Financial via the exchange of stock; American List Corp. (-18.9% since purchase February 1996) has agreed to be merged into Snyder Communications via the exchange of stock; Calnetics Corp. (-5.3% since purchase October 1996) has agreed to be acquired by Summa Industries via a combination of cash and stock worth $7.50 per share; and Steel of West Virginia, Inc, has received but has not agreed to a merger offer from CPT Holdings for $9.00 cash per share. It has been our belief that the acquisitions of relatively undervalued, well-managed and consistently profitable small companies will continue, as larger entities seek ways to continue enhancing their overall bottom lines in an evermore competitive environment. Our focus on these small growth opportunities should help provide a continuation of this mergers and acquisitions pace for your Fund.
   The equity markets have managed solid gains despite bouts of increased market volatility caused by rising valuations, uncertainties over higher interest rates and fears over the re-emerging signs of inflation. The continued focus of the Fund will be to position itself to outperform in any economic environment, by emphasizing investment in companies with consistently strong top and bottom line profit growth opportunities in the small to micro-capitalization segment. Acquisition candidates will continue to get significant emphasis. As the current economic cycle slows and organic corporate profit growth diminishes, larger companies will seek ways to enhance their competitive position. Opportunities through acquisitions and takeovers of successfully managed producers of profitable niche products and services will continue. As many of the Fund's holdings fit this profile, we believe we have positioned the Fund to benefit handsomely in this kind of environment.
   We appreciate the patience and support of our longtime investors and are optimistic of the outlook for your Fund. We have made great strides in enhancing the overall returns both on an absolute and relative basis during the past six months and look forward to providing you with continued updates on the Fund's progress.

                         EVERGREEN LIMITED MARKET FUND
                            STATEMENT OF INVESTMENTS
                                 MARCH 31, 1997
                                  (UNAUDITED)
(photo of building)

SHARES                                               VALUE

COMMON STOCKS -- 99.6%
          AEROSPACE & DEFENSE -- 0.6%
  9,900*  Ducommun, Inc.......................... $   241,313
          BANKS -- 16.4%
 17,600   BT Financial Corp......................     754,600
 10,000   CNB Financial Corp.....................     215,000
 20,000   First Oak Brook Bancshares Inc.
          Cl. A..................................     500,000
 20,475   Independent Bank Corp..................     783,169
 15,000   Mainstreet Bankgroup, Inc..............     301,875
  2,700   Northern States Financial Corp.........     244,350
 25,000   Norwich Financial Corp.................     468,750
  5,000   Peoples Bancorp, Inc...................     151,250
 17,500   Pinnacle Financial Services, Inc.......     470,312
 20,000   Premier Bankshares Corp................     570,000
 15,000   Second Bancorp, Inc....................     551,250
 21,150   Washington Trust Bancorp, Inc..........     592,200
 31,250   West Coast Bancorp, Inc. (Ore.)........     675,781
                                                    6,278,537
          BUILDING, CONSTRUCTION & FURNISHINGS --
          5.4%
 28,750   Cavalier Homes, Inc....................     323,438
 25,000*  Cavco Industries, Inc..................     659,375
 20,000*  Mestek, Inc............................     325,000
 22,000   Republic Group, Inc....................     335,500
 12,000   Schult Homes Corp......................     202,500
 20,000*  Southern Energy Homes, Inc.............     207,500
                                                    2,053,313
          BUSINESS EQUIPMENT & SERVICES -- 8.8%
 26,500   American List Corp.....................     649,250
 22,000*  Equitrac Corp..........................     286,000
 45,800   General Employment Enterprises,
          Inc....................................     403,612
 40,000   Graphic Industries, Inc................     460,000
 23,500*  Right Management Consultants,
          Inc....................................     226,188
 10,000*  StaffMark, Inc.........................     131,250
  1,630*  Stevens International, Inc.
          Warrants A +...........................           0
 40,000*  TEAM America Corp......................     380,000
 42,300*  Uniflex, Inc...........................     306,675
 20,000   Uniforce Services, Inc.................     316,250
 10,000*  Union Corp. (The)......................     215,000
                                                    3,374,225

SHARES                                               VALUE


          CHEMICAL & AGRICULTURAL PRODUCTS --
          2.2%
 18,300   Balchem Corp........................... $   155,550
 40,000*  Calnetics Corp.........................     265,000
 10,000   Chase Corp.............................      72,500
 51,319   Hawkins Chemical, Inc..................     362,439
                                                      855,489
          CONSUMER PRODUCTS & SERVICES -- 7.7%
 10,000*  Benihana, Inc..........................      80,000
 17,000   Bush Industries, Inc. Cl. A............     340,000
 15,000*  Conso Products Co......................     208,125
 30,000   Cooker Restaurant Corp.................     315,000
 25,000*  Educational Development Corp...........     128,125
 45,000   First Years, Inc. (The)................     720,000
110,000*  Gotham Apparel Corp.**+................       5,500
 20,000*  Guest Supply, Inc......................     287,500
 20,000*  Motorcar Parts and Accesories,
          Inc....................................     282,500
 12,000   Oneida, Ltd............................     237,000
 31,600   Stephan Co. (The)......................     347,600
                                                    2,951,350
          ELECTRICAL EQUIPMENT & SERVICES -- 8.8%
 25,000*  Ault, Inc..............................     190,625
 24,000   Badger Meter, Inc......................   1,116,000
 48,270*  Del Global Technologies Corp...........     404,261
 27,500*  IFR Systems, Inc.......................     412,500
  6,400   L.S. Starrett, Co. Cl. A...............     183,200
 20,000*  SBS Technologies, Inc..................     305,000
 25,000   Tech/OPS Sevcon, Inc...................     334,375
 21,000   Todd-AO Corp. (The) Cl. A..............     204,750
 10,000*  Zygo Corp..............................     227,500
                                                    3,378,211
          FINANCE & INSURANCE -- 5.1%
 21,600*  CorVel Corp............................     540,000
 11,500   First Financial Caribbean Corp.........     304,750
 20,000*  FPIC Insurance Group, Inc..............     342,500
 21,804   Grand Premier Financial, Inc...........     242,569
 20,000*  Penn Treaty American Corp..............     520,000
                                                    1,949,819
          FOOD RETAILING & DISTRIBUTION -- 0.5%
 10,000   Worthington Foods, Inc.................     195,000
          HEALTHCARE PRODUCTS & SERVICES -- 7.7%
 30,500*  Alcide Corp............................     663,375
 16,000   Biosource International, Inc...........     115,000
 33,666   Del Laboratories, Inc..................     698,569

                         EVERGREEN LIMITED MARKET FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                 MARCH 31, 1997
                                  (UNAUDITED)
(photo of building)

SHARES                                               VALUE
COMMON STOCKS -- CONTINUED
          HEALTHCARE PRODUCTS & SERVICES -- CONTINUED

 10,000   Kewaunee Scientific Corp............... $    61,250
 20,000*  Laser Industries, Ltd..................     240,000
 26,100   Meridian Diagnostics, Inc..............     287,100
 60,000*  Mesa Laboratories, Inc.................     300,000
 27,000*  Natural Alternatives International,
          Inc....................................     219,375
 30,000*  Nutramax Products, Inc.................     360,000
                                                    2,944,669
          INDUSTRIAL SPECIALTY PRODUCTS &
          SERVICES -- 17.4%
 20,000*  AG Services of America, Inc............     325,000
 24,900   American Precision Industries,
          Inc....................................     423,300
 26,750   Autocam Corp...........................     300,938
 33,000*  CEM Corp...............................     276,375
 20,000*  Chemfab Corp...........................     362,500
 37,500   CPAC, Inc..............................     445,312
 40,000   Culp, Inc..............................     690,000
 25,000   Falcon Products, Inc...................     378,125
 20,000*  Genlyte Group, Inc.....................     217,500
 53,250   Met-Pro Corp...........................     672,281
 15,000   Modern Controls, Inc...................     146,250
 22,000   Raven Industries, Inc..................     503,250
 35,000*  RPC, Inc...............................     503,125
 17,500*  Special Devices, Inc...................     297,500
 26,500*  Steel of West Virginia, Inc............     172,250
 24,000   Steel Technologies, Inc................     270,000
 30,000   TSI, Inc...............................     285,000
 21,000   World Fuel Services Corp...............     372,750
                                                    6,641,456
          INFORMATION SERVICES & TECHNOLOGY --
          5.2%
 60,000*  Analytical Surveys, Inc................     637,500
 22,500*  Comarco, Inc...........................     393,750
 15,000   Computer Data Systems, Inc.............     451,875
 32,000*  Norstan, Inc...........................     496,000
                                                    1,979,125
          METAL PRODUCTS & SERVICES -- 0.7%
 10,000*  Sinter Metals, Inc. Cl. A..............     275,000

SHARES                                               VALUE

          REAL ESTATE -- 1.9%
 10,000   Crossmann Communities, Inc............. $   197,500
 45,000   United Mobile Homes, Inc...............     540,000
                                                      737,500
          RETAILING & WHOLESALE -- 3.2%
 25,000*  Bowlin Outdoor Advertising &
          Travel Centers, Inc....................     168,750
  5,000*  Buckle, Inc. (The).....................     133,750
 43,785*  Harold's Stores, Inc...................     536,366
 12,000   Riser Foods, Inc.......................     397,500
                                                    1,236,366
          THRIFT INSTITUTIONS -- 7.8%
 14,600   Iroquois Bancorp, Inc..................     313,900
 24,568   Parkvale Financial Corp................     669,478
 21,500   People's Savings Financial Corp........     688,000
 40,000   Virginia First Financial Corp..........     590,000
 30,000*  WSFS Financial Corp....................     345,000
 20,000   York Financial Corp....................     367,500
                                                    2,973,878
          UTILITIES -- ELECTRIC -- 0.2%
  1,545   Eselco, Inc............................      61,028


          TOTAL INVESTMENTS --
            (COST $35,165,241)............   99.6%  38,126,279
          OTHER ASSETS AND
            LIABILITIES -- NET............     0.4     147,087
          NET ASSETS......................  100.0% $38,273,366


*  Non-income producing securities.
+ No market quotation available. Valued at fair value as determined in good faith under procedures established by the Fund's Board of Directors.
** Investment in non-controlled affiliate-holding over 5% of outstanding voting securities. This investment was acquired by the Fund at a cost of $665,880. During the six month period ended March 31, 1997, the Fund recognized no dividend income from this security.
See accompanying notes to financial statements.

                         EVERGREEN LIMITED MARKET FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1997
                                  (UNAUDITED)
(photo of building)

ASSETS:
   Investments at value (identified cost $35,165,241).............................................................  $38,126,279
   Cash...........................................................................................................      201,043
   Receivable for investment securities sold......................................................................       99,597
   Receivable for Fund shares sold................................................................................          390
   Dividends receivable...........................................................................................       28,440
   Prepaid expenses...............................................................................................       35,027
         Total assets.............................................................................................   38,490,776
LIABILITIES:
   Payable for Fund shares repurchased............................................................................      109,710
   Distribution fee payable.......................................................................................        2,195
   Advisory fee payable...........................................................................................       31,595
   Accrued expenses...............................................................................................       73,910
         Total liabilities........................................................................................      217,410
NET ASSETS........................................................................................................  $38,273,366
NET ASSETS CONSISTS OF:
   Paid-in capital................................................................................................  $34,846,208
   Accumulated net investment loss................................................................................      (88,806)
   Accumulated undistributed net realized gain on investment transactions.........................................      554,926
   Net unrealized appreciation of investments.....................................................................    2,961,038
         Net assets...............................................................................................  $38,273,366
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A shares ($754,357/40,677 shares of beneficial interest outstanding).....................................  $     18.55
   Sales charge -- 4.75% of offering price........................................................................         0.93
         Maximum offering price...................................................................................  $     19.48
   Class B shares ($1,299,946/71,311 shares of beneficial interest outstanding)...................................  $     18.23
   Class C shares ($28,607/1,568 shares of beneficial interest outstanding).......................................  $     18.24
   Class Y shares ($36,190,456/1,943,943 shares of beneficial interest outstanding)...............................  $     18.62

See accompanying notes to financial statements.

                         EVERGREEN LIMITED MARKET FUND
                            STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED MARCH 31, 1997
                                  (UNAUDITED)
(photo of building)

INVESTMENT INCOME:
   Income:
      Dividends (net of foreign withholding taxes of $719)............................................             $  265,869
      Interest........................................................................................                  1,405
         Total investment income......................................................................                267,274
EXPENSES:
   Advisory fee.......................................................................................  $205,771
   Distribution fees -- Class A Shares................................................................     1,111
   Distribution fees -- Class B Shares................................................................     5,392
   Shareholder services fees -- Class B Shares........................................................     1,797
   Distribution fees -- Class C Shares................................................................       107
   Shareholder services fees -- Class C Shares........................................................        35
   Registration and filing fees.......................................................................    38,996
   Custodian fee......................................................................................    33,550
   Transfer agent fee.................................................................................    32,715
   Reports and notices to shareholders................................................................    17,533
   Professional fees..................................................................................    16,463
   Insurance expenses.................................................................................     4,755
   Trustees' fees and expenses........................................................................     4,001
   Miscellaneous......................................................................................     6,932
      Total expenses..................................................................................   369,158
   Less: Fee waivers and expense reimbursements.......................................................   (16,993)
      Net expenses....................................................................................                352,165
Net investment loss...................................................................................                (84,891)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investment transactions.......................................................              1,162,320
   Net change in unrealized appreciation of investments...............................................              1,932,837
Net realized and unrealized gain on investments.......................................................              3,095,157
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................................             $3,010,266

See accompanying notes to financial statements.

                         EVERGREEN LIMITED MARKET FUND
                     STATEMENTS OF CHANGES IN NET ASSETS

(photo of building)


                                                                                                  SIX MONTHS
                                                                                                     ENDED
                                                                                                   MARCH 31,      YEAR ENDED
                                                                                                     1997        SEPTEMBER 30,
                                                                                                  (UNAUDITED)        1996
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment loss.........................................................................   $   (84,891)   $    (209,279)
   Net realized gain (loss) on investment transactions.........................................     1,162,320         (378,317)
   Net change in unrealized appreciation of investments........................................     1,932,837       (1,769,027)
      Net increase (decrease) in net assets resulting from operations..........................     3,010,266       (2,356,623)
DISTRIBUTIONS TO SHAREHOLDERS:
   FROM NET REALIZED GAINS ON INVESTMENTS:
   Class A Shares..............................................................................            --          (32,318)
   Class B Shares..............................................................................            --          (61,166)
   Class C Shares..............................................................................            --           (1,952)
   Class Y Shares..............................................................................            --       (1,796,283)
      Total distributions from net realized gains on investments...............................            --       (1,891,719)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold...................................................................     1,263,739        6,715,931
   Proceeds from reinvestment of distributions.................................................            --        1,739,216
   Payment for shares redeemed.................................................................    (8,014,074)     (30,085,341)
      Net decrease resulting from Fund share transactions......................................    (6,750,335)     (21,630,194)
      Net decrease in net assets...............................................................    (3,740,069)     (25,878,536)
NET ASSETS:
   Beginning of period.........................................................................    42,013,435       67,891,971
   End of period (including accumulated net investment loss of $88,806 and $3,915,
     respectively).............................................................................   $38,273,366    $  42,013,435

See accompanying notes to financial statements.

                         EVERGREEN LIMITED MARKET FUND
                           CLASS A AND CLASS B SHARES
                              FINANCIAL HIGHLIGHTS
(photo of building)

                                                                          CLASS A                                CLASS B
                                                         SIX MONTHS                     JANUARY 3,      SIX MONTHS
                                                           ENDED                           1995*          ENDED
                                                         MARCH 31,      YEAR ENDED        THROUGH       MARCH 31,      YEAR ENDED
                                                          1997+++      SEPTEMBER 30,   SEPTEMBER 30,     1997+++      SEPTEMBER 30,
                                                        (UNAUDITED)        1996            1995        (UNAUDITED)        1996
PER SHARE DATA:
Net asset value, beginning of period..................     $17.31          $18.41          $15.76         $17.07          $18.30
Income (loss) from investment operations:
  Net investment loss.................................       (.06)           (.10)           (.10)          (.12)           (.25)
  Net realized and unrealized gain (loss) on
    investments.......................................       1.30            (.44)           2.75           1.28            (.42)
    Total from investment operations..................       1.24            (.54)           2.65           1.16            (.67)
Less distributions to shareholders from net realized
  gains...............................................         --            (.56)             --             --            (.56)
Net asset value, end of period........................     $18.55          $17.31          $18.41         $18.23          $17.07
TOTAL RETURN+.........................................       7.1%           (2.9%)          16.8%           6.8%           (3.6%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............       $754            $903          $1,089         $1,300          $1,461
Ratios to average net assets:
  Expenses#...........................................      1.92%++         1.73%           1.51%++        2.67%++         2.47%
  Interest expense....................................         --            .02%              --             --            .02%
  Net investment loss#................................      (.61%)++        (.52%)         (1.03%)++      (1.37%)++       (1.28%)
Portfolio turnover rate...............................        24%            160%             84%            24%            160%
Average commission rate paid per share................     $.0545          $.0497             N/A         $.0545          $.0497

                                                         JANUARY 3,
                                                            1995*
                                                           THROUGH
                                                        SEPTEMBER 30,
                                                            1995
PER SHARE DATA:
Net asset value, beginning of period..................      $15.76
Income (loss) from investment operations:
  Net investment loss.................................        (.20)
  Net realized and unrealized gain (loss) on
    investments.......................................        2.74
    Total from investment operations..................        2.54
Less distributions to shareholders from net realized
  gains...............................................          --
Net asset value, end of period........................      $18.30
TOTAL RETURN+.........................................       16.1%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............      $2,020
Ratios to average net assets:
  Expenses#...........................................       2.26%++
  Interest expense....................................          --
  Net investment loss#................................      (1.77%)++
Portfolio turnover rate...............................         84%
Average commission rate paid per share................         N/A

*   Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++  Annualized.
+++ Per share data is calculated based on average shares outstanding during the period.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets would have been the following:

                                                                   CLASS A                                 CLASS B
                                                 SIX MONTHS                      JANUARY 3,      SIX MONTHS
                                                    ENDED                           1995*           ENDED
                                                  MARCH 31,      YEAR ENDED        THROUGH        MARCH 31,      YEAR ENDED
                                                    1997        SEPTEMBER 30,   SEPTEMBER 30,       1997        SEPTEMBER 30,
                                                 (UNAUDITED)        1996            1995         (UNAUDITED)        1996
Expenses......................................       2.00%           3.08%           4.33%           2.75%           3.26%
Net investment loss...........................       (.69%)         (1.87%)         (3.85%)         (1.45%)         (2.07%)

                                                 JANUARY 3,
                                                    1995*
                                                   THROUGH
                                                SEPTEMBER 30,
                                                    1995
Expenses......................................       3.66%
Net investment loss...........................      (3.18%)

See accompanying notes to financial statements.

                         EVERGREEN LIMITED MARKET FUND
                                 CLASS C SHARES
                              FINANCIAL HIGHLIGHTS
(photo of building)

                                                                                                 SIX MONTHS
                                                                                                   ENDED
                                                                                                 MARCH 31,     YEAR ENDED
                                                                                                  1997+++     SEPTEMBER 30,
                                                                                                (UNAUDITED)       1996
PER SHARE DATA:
Net asset value, beginning of period...........................................................    $17.09         $18.31
Income (loss) from investment operations:
  Net investment loss..........................................................................      (.13)          (.36)
  Net realized and unrealized gain (loss) on investments.......................................      1.28           (.30)
    Total from investment operations...........................................................      1.15           (.66)
Less distributions to shareholders from net realized gains.....................................        --           (.56)
Net asset value, end of period.................................................................    $18.24         $17.09
TOTAL RETURN+..................................................................................      6.7%          (3.6%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).......................................................       $29            $27
Ratios to average net assets:
  Expenses#....................................................................................     2.68%++        2.44%
  Interest expense.............................................................................        --           .02%
  Net investment loss#.........................................................................    (1.38%)++      (1.35%)
Portfolio turnover rate........................................................................       24%           160%
Average commission rate paid per share.........................................................    $.0545        $ .0497
                                                                                                  JANUARY 3,
                                                                                                     1995*
                                                                                                    THROUGH
                                                                                                 SEPTEMBER 30,
                                                                                                     1995
PER SHARE DATA:
Net asset value, beginning of period...........................................................      $15.76
Income (loss) from investment operations:
  Net investment loss..........................................................................        (.20)
  Net realized and unrealized gain (loss) on investments.......................................        2.75
    Total from investment operations...........................................................        2.55
Less distributions to shareholders from net realized gains.....................................          --
Net asset value, end of period.................................................................      $18.31
TOTAL RETURN+..................................................................................       16.2%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).......................................................         $62
Ratios to average net assets:
  Expenses#....................................................................................       2.25%++
  Interest expense.............................................................................          --
  Net investment loss#.........................................................................      (1.76%)++
Portfolio turnover rate........................................................................         84%
Average commission rate paid per share.........................................................         N/A

*   Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++  Annualized.
+++ Per share data is calculated based on average shares outstanding during the period.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets would have been the following:

                                                                                               SIX MONTHS
                                                                                                  ENDED
                                                                                                MARCH 31,     YEAR ENDED
                                                                                                  1997       SEPTEMBER 30,
                                                                                               (UNAUDITED)       1996
Expenses.....................................................................................      2.76%         32.28%
Net investment loss..........................................................................     (1.46%)       (31.19%)
                                                                                                JANUARY 3,
                                                                                                   1995*
                                                                                                  THROUGH
                                                                                               SEPTEMBER 30,
                                                                                                   1995
Expenses.....................................................................................      41.34%
Net investment loss..........................................................................     (40.85%)

See accompanying notes to financial statements.

                         EVERGREEN LIMITED MARKET FUND
                                 CLASS Y SHARES
                              FINANCIAL HIGHLIGHTS
(photo of building)

                                                                        SIX MONTHS
                                                                          ENDED                                          YEAR
                                                                        MARCH 31,                                        ENDED
                                                                         1997+++         YEAR ENDED SEPTEMBER 30,       MAY 31,
                                                                       (UNAUDITED)      1996       1995       1994*      1994
PER SHARE DATA:
Net asset value, beginning of period................................       $17.35       $18.42     $21.74     $21.20     $20.87
Income (loss) from investment operations:
  Net investment loss...............................................         (.03)        (.08)      (.23)      (.05)      (.07)
  Net realized and unrealized gain (loss) on investments............         1.30         (.43)       .59        .59       1.67
    Total from investment operations................................         1.27         (.51)       .36        .54       1.60
Less distributions to shareholders from net realized gains..........           --         (.56)     (3.68)        --      (1.27)
Net asset value, end of period......................................       $18.62       $17.35     $18.42     $21.74     $21.20
TOTAL RETURN+.......................................................         7.3%        (2.7%)      4.8%       2.6%       7.6%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............................      $36,190      $39,622    $64,721    $99,340    $96,357
Ratios to average net assets:
  Expenses..........................................................        1.67%#++     1.55%#     1.36%      1.37%++    1.26%
  Interest expense..................................................           --         .02%         --         --         --
  Net investment loss...............................................        (.37%)#++    (.38%)#    (.87%)     (.70%)++   (.33%)
Portfolio turnover rate.............................................          24%         160%        84%        36%        89%
Average commission rate paid per share..............................       $.0545       $.0497        N/A        N/A        N/A

                                                                       1993
PER SHARE DATA:
Net asset value, beginning of period................................   $21.02
Income (loss) from investment operations:
  Net investment loss...............................................     (.03)
  Net realized and unrealized gain (loss) on investments............     1.57
    Total from investment operations................................     1.54
Less distributions to shareholders from net realized gains..........    (1.69)
Net asset value, end of period......................................   $20.87
TOTAL RETURN+.......................................................     7.5%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............................  $80,605
Ratios to average net assets:
  Expenses..........................................................    1.24%
  Interest expense..................................................       --
  Net investment loss...............................................    (.07%)
Portfolio turnover rate.............................................      29%
Average commission rate paid per share..............................      N/A

* The Fund changed its fiscal year end from May 31 to September 30, effective Septmeber 30, 1994.
+ Total return is calculated for the periods indicated and is not annualized. ++ Annualized.
+++ Per share data is calculated based on average shares outstanding during the period.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets would have been the following:

                                                              SIX MONTHS
                                                                ENDED
                                                              MARCH 31,     YEAR ENDED
                                                                 1997      SEPTEMBER 30,
                                                             (UNAUDITED)       1996
Expenses....................................................     1.75%          1.60%
Net investment loss.........................................     (.45%)         (.43%)

See accompanying notes to financial statements.

                     EVERGREEN U.S. REAL ESTATE EQUITY FUND

(photo of U.S. flag)

A REPORT FROM YOUR
PORTFOLIO MANAGER
SAMUEL A. LIEBER
   We are pleased to provide this Semiannual Report for
Evergreen U.S. Real Estate Equity Fund for the period ended
March 31, 1997. The price per share of $13.09, (Class Y, no-load shares) on March 31, reflects total returns of 3.0%* and 19.7%* (photo of Samuel
for the three- and six-month periods, respectively. The three-    Lieber)
and six-month total returns ended March 31, for the Fund's Class
A shares at net asset value were 2.9% and 19.9%, respectively.
These figures compare with the returns for the Morgan Stanley
REIT (Real Estate Investment Trust) Index** of 0.2% and 20.2%, for the same periods. While REIT's, as measured by the Morgan Stanley Index, was the top stock group for the fourth calendar quarter, your Fund performed nearly as well as this group during the six months through March 31, despite only a 50% exposure to REITs. The Fund benefited from its emphasis on investing in undervalued, quality assets, as four companies of Fund holdings received and accepted takeover bids.
REIT RESURGENCE?
   After two years of relatively modest performance (averaging 16.4% versus 21.8% for the S&P 500 Index*** per year), REIT shares surged 20% during the fourth quarter of calendar 1996, outperforming all other stock market sectors. The impetus and significance of the surge of enthusiasm for REIT's has implications for both short-term and long-term investment opportunities. The rationale behind the flood of new investment into REIT's stems, in large part, from last summer's weakness in the S&P 500 and, specifically, the technology sector. The stock market focused on the high visibility of current predictable earnings growth that is generally evident for real estate companies at this mature stage of the real estate cycle. There is greater predictability for REIT earnings today than for many other potentially faster growing business sectors, since real estate generally performs well in the latter part of the economic cycle. Earnings visibility is especially critical when the economic cycle has the risk of slowing. Many investors were also attracted to the historic defensive quality of REIT shares which, in large part, is due to their relatively high dividend yield. This was very apparent during the mid-summer stock market slump, and helped fuel the fourth quarter rally. In sharp contrast, the first quarter of calendar 1997 was rather anemic for REIT's. We believe that this anemic performance and subsequent negative performance reflected the high valuations of many REIT shares by year-end. During the first quarter, many REIT shares exhibited unusually high share price volatility, which we believe is correlated with the atypically low dividend yields (in many cases under 5%) of many REIT's, which, in turn, eroded some of the defensive characteristics of these stocks. In other words, one of the characteristics which led investors to REIT's was partially negated.
FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT CONCENTRATION IN ONE SECTOR OF THE MARKET INVOLVES ADDITIONAL RISKS THAN WITH MORE DIVERSE INVESTMENTS.
  * PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. INVESTMENT RETURN, PRINCIPAL VALUE AND YIELD WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
    -2.0%, and 14.2% WERE THE RESPECTIVE 3- AND 6-MONTH TOTAL RETURNS ENDED MARCH 31, FOR THE FUND'S CLASS A SHARES WITH THE MAXIMUM 4.75% FRONT END SALES CHARGE.
    THE FUND ALSO OFFERS CLASS B SHARES WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, AND CLASS C SHARES WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR AFTER THE MONTH OF PURCHASE. PERFORMANCE FOR THESE CLASSES OF SHARES MAY BE DIFFERENT.
 ** THE MORGAN STANLEY REIT INDEX IS A CAPITALIZATION-WEIGHTED INDEX WITH
    DIVIDENDS REINVESTED OF THE MOST ACTIVELY TRADED REAL ESTATE INVESTMENT TRUSTS AND DESIGNED TO BE A MEASURE OF REAL ESTATE EQUITY PERFORMANCE.
*** THE S&P 500 IS AN UNMANAGED INDEX OF COMMON STOCKS IN INDUSTRY,
    TRANSPORTATION, FINANCE, AND PUBLIC UTILITIES, DENOTING GENERAL MARKET PERFORMANCE AS MONITORED BY STANDARD & POOR'S CORP.
    AN INVESTMENT CAN NOT BE MADE IN AN INDEX.

                     EVERGREEN U.S. REAL ESTATE EQUITY FUND
(photo of U.S. flag)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
   The most significant positive from the new REIT investors and subsequent high valuations is that many companies were able to raise investor's awareness of REIT's and elevate the profile of real estate stocks in the market. New equity issuance and rising market capitalizations during the six months under review, increased REIT capitalization of the Russell 2000 Index to 8% and even led to discussion of the possibility of at least one stock entering the S&P 500 this year. The long-term positive implication is a wider spectrum of investors and enhanced access to public capital for real estate in the future. The implications for the short-term, however, is relatively modest performance as share prices either have to recede toward their historic valuation norms or wait until earnings growth catches up to the share price performance.
PORTFOLIO ACTIVITY
   The Fund's portfolio changed considerably during the past six months, with a number of holdings sold in response to the high valuations discussed above. Many of these were replaced with companies with superior growth prospects and/or more modest valuations. For example, positions in Patriot American Hospitality, Crescent Real Estate, CapStar Hotels and Host Marriott Corporation were replaced with companies such as Kilroy Realty Corp., Brandywine Realty Trust, Bristol Hotels and Homegate Hospitality. A result of the Fund's value orientation is that the portfolio held a number of stocks of companies that were recipients of merger or acquisition proposals during the first half of the fiscal year. Studio Plus Hotels was acquired in a share swap with Extended Stay America, and Renaissance Hotel Group was acquired by Marriott International. The Fund's position in Wyndham Hotels (held six months) appreciated in anticipation of its early April acquisition by Patriot American Hospitality, as did the Fund's holdings in Santa Anita Realty Enterprises which accepted an offer from Meditrust in early April. The fact that three of these four companies were in the lodging business reflects the real estate community's positive assessment of prospects for the hotel sector.
   Major shifts on a sector basis occurred, as exposure to apartments was reduced from 16% of the Fund's net assets at September 30, to 9% at March 31, and shopping centers exposure was reduced from 18.3% to 9.8%. The proceeds from these sales were used to fuel additional investments in the office/industrial buildings sector, which increased from 9.5% to 18.6%, as well as in hotel REIT's and lodging corporations which, combined, increased from 25.9% to 28.3% of net assets. These two groups constitute the Fund's largest sector exposure. HOMEBUILDERS, A CONTRARIAN PLAY
   The Fund's second largest sector concentration is homebuilders. These stocks trade at share prices which, on average, are below book value and at estimates of nine times earnings per share. By contrast, the S&P 500 Index is currently trading at a price earnings (P/E) ratio of 20.8X and 3.4X book value. Such low valuations for homebuilders usually occur only during a recession. However, the near-record performance of the homebuilders sector in 1996 was reflected in the highest annual level of new home sales since 1986 and the highest annual level of existing single family home sales since 1978. Not only was demand strong, but supply was and still is modest. The current inventory of new homes for sale has been this low for only a few years since 1982. When combined with historically low unemployment rates, historically modest interest rates and only moderate home price inflation, the resulting affordability ratios are very attractive.
38

                     EVERGREEN U.S. REAL ESTATE EQUITY FUND

(photo of U.S. flag)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
   We believe that Wall Street is patterning its valuation of these "early cyclicals" as if the boom/bust economic cycles of the 1970's through 1980's still applied. Our belief that the current homebuilding cycle has not only been extended, but has also moderated in its amplitude as it follows the economic cycle. This economic cycle has been modified by restrictive central bank monetary policies, constrained government fiscal policies and less confluence of global business cycles. As a result, we believe that homebuilding stocks are mispriced by the stock market in this current economic environment, and sustained, solid earnings should eventually be recognized by higher stock prices.
LOOKING AHEAD
   With the American economy roughly six years into the current expansion of the business cycle with still no obvious sign of either overheating or fatigue, we believe the possibility exists that we may enjoy another three to five years of moderate, sustainable growth. Since the real estate cycle follows the business cycle, we believe the prospects are still positive, although significant availability of capital for new development may lead to scattered periods of oversupply in certain locations. This will be tempered by relatively few uneconomic subsidies such as the tax incentives which pushed real estate too far and too fast in the 1980's.
   Even though the easy money has been made during the rebound of real estate values during the past few years, we believe excellent growth prospects remain in several parts of the lodging sector and more selectively in the office sector, particularly in major urban centers for both property types. Top line revenue growth at the rate of inflation should be easily achievable for distribution space, apartments, and self storage facilities. The American dream of homeownership and high affordability should continue to produce a rising percentage of homeowners. We believe the greatest selectivity will be required in the competitive retail sector, where shoppers will continue to spend on the extremes of value or service and quality.
   Finally, we expect that the growth of the securitization of real estate will continue and with it so will Wall Street's valuation of real estate fundamentals. Already, we have seen the stock market evolve from favoring owners of properties in narrow geographic regions with a property type focus, to companies with a super regional or national scope, and a focus that could include more than one or two types of property. The market now realizes there are more ways to find and assess real estate opportunity and this, in turn, has created more opportunities for investors. Evergreen U.S. Real Estate Equity Fund will continue to search for such opportunities in this ever growing universe of real estate securities and we appreciate your support in so doing.

                        EVERGREEN U.S. REAL ESTATE FUND
                            STATEMENT OF INVESTMENTS
                                 MARCH 31, 1997
                                  (UNAUDITED)
(photo of U.S. flag)

SHARES                                               VALUE
EQUITY SECURITIES -- 96.5%
          Real Estate Investment Trusts -- 43.3%
          APARTMENTS -- 8.7%
 19,000   Apartment Investment &
          Management Co.......................... $   553,375
 12,000   Columbus Realty Trust..................     241,500
 12,500   Gables Residential Trust...............     318,750
  8,300   Oasis Residential, Inc.................     186,750
                                                    1,300,375
          HOTELS -- 6.2%
  6,001   Starwood Lodging Trust.................     234,039
 53,000   Sunstone Hotel Investors, Inc..........     695,625
                                                      929,664
          OFFICE-INDUSTRIAL BUILDINGS -- 18.6%
 87,000*  American Industrial Property...........     228,375
 24,333   Brandywine Realty Trust................     492,743
 10,000   Cali Realty Corp.......................     320,000
  6,000   CarrAmerica Realty Corp................     184,500
 30,000   Kilroy Realty Corp.....................     798,750
 12,000   Koger Equity, Inc......................     207,000
  5,000   Parkway Properties, Inc................     120,000
 10,000   Prentiss Properties Trust..............     253,750
  5,000   Spieker Properties, Inc................     195,000
                                                    2,800,118
          SHOPPING CENTERS -- 9.8%
  6,000*  Alexander's, Inc.......................     415,500
 64,680   Horizon Group, Inc.....................     832,755
  8,100   Santa Anita Realty Enterprises,
          Inc....................................     220,725
                                                    1,468,980
            TOTAL REAL ESTATE INVESTMENT TRUSTS
               (COST $6,137,031).................   6,499,137
          Common Stocks -- 53.2%
          HOMEBUILDERS -- 23.9%
 20,000*  Beazer Homes USA, Inc..................     295,000
 12,000*  Castle & Cooke, Inc....................     178,500
 18,750   Cavalier Homes, Inc....................     210,937
 19,300   Continental Homes Holding Corp.........     320,862


SHARES                                               VALUE
          Common Stocks -- continued
          HOMEBUILDERS -- CONTINUED


 56,000   D.R. Horton, Inc....................... $   602,000
 10,000*  M/I Schottenstein Homes, Inc...........     102,500
 52,500*  Pacific Greystone Corp.................     656,250
111,300*  Presley Companies (The) Cl. A..........     125,213
 30,000*  Toll Brothers, Inc.....................     547,500
 73,200*  US Home Corp.,
          warrants Cl. B $20 -- expiring
          6/22/98................................     539,850
                                                    3,578,612
          LODGING -- 22.1%
  5,000   Bristol Hotel Co.......................     217,500
 52,000*  Homegate Hospitality, Inc..............     360,750
 20,000*  Homestead Village Properties, Inc......     337,500
 15,100*  Interstate Hotels Co...................     426,575
 56,000*  John Q. Hammons Hotels, Inc............     504,000
  5,000   Marriott International, Inc............     248,750
 26,300*  Prime Hospitality Corp.................     410,938
 10,500*  Studio Plus Hotels, Inc................     181,125
 35,000*  Vistana, Inc...........................     393,750
  8,000*  Wyndham Hotel Corp.....................     236,000
                                                    3,316,888
          MISC. REAL ESTATE COMPANIES -- 4.5%
 48,400*  Grubb & Ellis Co.......................     459,800
  3,000   St. Joe Corp...........................     221,625
                                                      681,425
          OTHER SECURITIES -- 2.7%...............     409,000
            TOTAL COMMON STOCKS
               (COST $7,445,465).................   7,985,925


            TOTAL INVESTMENTS
               (COST $13,582,496).........   96.5%  14,485,062
            OTHER ASSETS AND
               LIABILITIES -- NET.........     3.5     522,501
            NET ASSETS....................  100.0% $15,007,563


* Non-income producing security.
See accompanying notes to financial statements.

                     EVERGREEN U.S. REAL ESTATE EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1997
                                  (UNAUDITED)
(photo of U.S. flag)

ASSETS:
   Investments at value (identified cost $13,582,496).............................................................  $14,485,062
   Receivable for investment securities sold......................................................................      939,948
   Receivable for Fund shares sold................................................................................       53,669
   Dividends and interest receivable..............................................................................       37,226
   Prepaid expenses...............................................................................................       30,259
   Unamortized organization expenses..............................................................................        6,210
      Total assets................................................................................................   15,552,374
LIABILITIES:
   Due to Custodian...............................................................................................       67,050
   Payable for investment securities purchased....................................................................      401,259
   Payable for Fund shares repurchased............................................................................       28,694
   Distribution fee payable.......................................................................................        2,173
   Accrued expenses...............................................................................................       45,635
      Total liabilities...........................................................................................      544,811
NET ASSETS........................................................................................................  $15,007,563
NET ASSETS CONSISTS OF:
   Paid-in capital................................................................................................   12,792,067
   Accumulated undistributed net investment income................................................................       56,552
   Accumulated undistributed net realized gain on investment transactions.........................................    1,256,378
   Net unrealized appreciation of investments.....................................................................      902,566
      Net assets..................................................................................................  $15,007,563
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
      Class A shares ($837,693/64,435 shares of beneficial interest outstanding)..................................  $     13.00
      Sales charge -- 4.75% of offering price.....................................................................          .65
         Maximum offering price...................................................................................  $     13.65
      Class B shares ($1,121,253/86,811 shares of beneficial interest outstanding)................................  $     12.92
      Class C shares ($515,893/39,993 shares of beneficial interest outstanding)..................................  $     12.90
      Class Y shares ($12,532,724/958,442 shares of beneficial interest outstanding)..............................  $     13.08

See accompanying notes to financial statements.

                     EVERGREEN U.S. REAL ESTATE EQUITY FUND
                            STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED MARCH 31, 1997
                                  (UNAUDITED)
(photo of U.S. flag)

INVESTMENT INCOME:
   Income:
      Dividends.......................................................................................             $  213,466
      Interest........................................................................................                  3,438
         Total investment income......................................................................                216,904
EXPENSES:
   Advisory fee.......................................................................................  $ 67,021
   Distribution fees -- Class A Shares................................................................       626
   Distribution fees -- Class B Shares................................................................     2,918
   Shareholder services fees -- Class B Shares........................................................       973
   Distribution fees -- Class C Shares................................................................     1,510
   Shareholder services fees -- Class C Shares........................................................       503
   Custodian fee......................................................................................    35,323
   Registration and filing fees.......................................................................    32,392
   Transfer agent fee.................................................................................    25,844
   Professional fees..................................................................................    14,668
   Reports and notices to shareholders................................................................     5,010
   Insurance..........................................................................................     4,058
   Trustees' fees and expenses........................................................................     2,658
   Miscellaneous......................................................................................     1,001
      Total expenses..................................................................................   194,505
   Less: Fee waivers and expense reimbursements.......................................................   (85,556)
         Expenses paid indirectly.....................................................................    (1,835)
      Net expenses....................................................................................                107,114
Net investment income.................................................................................                109,790
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investment transactions.......................................................              1,609,538
   Net change in unrealized appreciation of investments...............................................                557,791
Net realized and unrealized gain on investments.......................................................              2,167,329
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................................             $2,277,119

See accompanying notes to financial statements

                     EVERGREEN U.S. REAL ESTATE EQUITY FUND
                      STATEMENTS OF CHANGES IN NET ASSETS
(photo of U.S. flag)

                                                                                             SIX MONTHS
                                                                                                ENDED
                                                                                              MARCH 31,      YEAR ENDED
                                                                                                1997        SEPTEMBER 30,
                                                                                             (UNAUDITED)        1996
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income..................................................................   $   109,790     $   207,611
   Net realized gain on investment transactions...........................................     1,609,538       1,211,270
   Net change in unrealized appreciation of investments...................................       557,791        (117,123)
      Net increase in net assets resulting from operations................................     2,277,119       1,301,758
DISTRIBUTIONS TO SHAREHOLDERS:
   FROM NET INVESTMENT INCOME:
      Class A Shares......................................................................        (6,261)         (2,161)
      Class B Shares......................................................................        (9,714)         (2,282)
      Class C Shares......................................................................        (6,723)           (113)
      Class Y Shares......................................................................      (227,570)       (161,622)
         Total distributions from net investment income...................................      (250,268)       (166,178)
   FROM NET REALIZED GAINS ON INVESTMENTS:
      Class A Shares......................................................................       (38,196)         (2,640)
      Class B Shares......................................................................       (78,704)         (3,174)
      Class C Shares......................................................................       (45,396)           (144)
      Class Y Shares......................................................................    (1,293,383)       (170,850)
         Total distributions from net realized gains on investments.......................    (1,455,679)       (176,808)
            Total distributions to shareholders...........................................    (1,705,947)       (342,986)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold..............................................................     2,473,662       1,954,850
   Proceeds from reinvestment of distributions............................................     1,419,029         326,476
   Payment for shares redeemed............................................................      (876,353)     (1,443,869)
      Net increase resulting from Fund share transactions.................................     3,016,338         837,457
      Net increase in net assets..........................................................     3,587,510       1,796,229
NET ASSETS:
   Beginning of period....................................................................    11,420,053       9,623,824
   End of period (including undistributed net investment income of $56,552 and $197,030,
     respectively)........................................................................   $15,007,563     $11,420,053

See accompanying notes to financial statements.

                     EVERGREEN U.S. REAL ESTATE EQUITY FUND
                           CLASS A AND CLASS B SHARES
                              FINANCIAL HIGHLIGHTS
(photo of U.S. flag)

                                                                CLASS A SHARES                           CLASS B SHARES
                                                 SIX MONTHS                        MARCH 10,      SIX MONTHS
                                                    ENDED                            1995*           ENDED
                                                  MARCH 31,      YEAR ENDED         THROUGH        MARCH 31,      YEAR ENDED
                                                   1997+++      SEPTEMBER 30,    SEPTEMBER 30,      1997+++      SEPTEMBER 30,
                                                 (UNAUDITED)       1996+++           1995         (UNAUDITED)       1996+++
PER SHARE DATA:
Net asset value, beginning of period..........      $12.49          $11.42            $9.21          $12.41          $11.37
Income from investment operations:
  Net investment income.......................         .08             .20              .18             .04             .13
  Net realized and unrealized gain on
    investments...............................        2.27            1.28             2.03            2.25            1.27
    Total from investment operations..........        2.35            1.48             2.21            2.29            1.40
Less distributions to shareholders from:
  Net investment income.......................        (.26)           (.20)              --            (.20)           (.15)
  Net realized gains..........................       (1.58)           (.21)              --           (1.58)           (.21)
    Total distributions.......................       (1.84)           (.41)              --           (1.78)           (.36)
Net asset value, end of period................      $13.00          $12.49           $11.42          $12.92          $12.41
TOTAL RETURN+.................................       19.9%           13.1%            24.0%           19.4%           12.5%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......        $838            $263               $5          $1,121            $431
RATIOS TO AVERAGE NET ASSETS:
  Expenses**..................................       1.77%#++        1.72%#           1.78%#++        2.52%#++        2.46%#
  Expenses, excluding indirectly
    paid expenses.............................       1.75%#++          N/A              N/A           2.50%#++          N/A
  Interest expense............................          --            .04%               --              --            .04%
  Net investment income.......................       1.30%#++        1.60%#           3.13%#++         .67%#++        1.05%#
Portfolio turnover rate.......................         86%            169%             115%             86%            169%
Average commission rate paid per share........      $.0609          $.0619              N/A          $.0609          $.0619

                                                  MARCH 7,
                                                    1995*
                                                   THROUGH
                                                SEPTEMBER 30,
                                                    1995
PER SHARE DATA:
Net asset value, beginning of period..........       $9.19
Income from investment operations:
  Net investment income.......................         .05
  Net realized and unrealized gain on
    investments...............................        2.13
    Total from investment operations..........        2.18
Less distributions to shareholders from:
  Net investment income.......................          --
  Net realized gains..........................          --
    Total distributions.......................          --
Net asset value, end of period................      $11.37
TOTAL RETURN+.................................       23.7%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......        $160
RATIOS TO AVERAGE NET ASSETS:
  Expenses**..................................       2.51%#++
  Expenses, excluding indirectly
    paid expenses.............................         N/A
  Interest expense............................          --
  Net investment income.......................       2.00%#++
Portfolio turnover rate.......................        115%
Average commission rate paid per share........         N/A

  * Commencement of class operations.
 ** The ratio of total expenses to average net assets for the six months ended
    March 31, 1997 includes indirectly paid expenses (Note 9).
  + Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
 ++ Annualized.
+++ Per share data is calculated based on average shares outstanding during the period.
  # Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets would have been the following:

                                                           CLASS A SHARES                                CLASS B SHARES
                                       SIX MONTHS                                                 SIX MONTHS
                                          ENDED                                                      ENDED
                                        MARCH 31,         YEAR ENDED         MARCH 10, 1995*       MARCH 31,      YEAR ENDED
                                          1997          SEPTEMBER 30,            THROUGH             1997        SEPTEMBER 30,
                                       (UNAUDITED)           1996           SEPTEMBER 30, 1995    (UNAUDITED)        1996
Expenses**..........................      2.97%              9.65%                364.74%            3.77%            6.19%
Expenses, excluding indirectly paid
  expenses..........................      2.95%                N/A                    N/A            3.75%              N/A
Net investment income (loss)........       .10%             (6.33%)              (359.83%)           (.58%)          (2.68%)

                                        MARCH 7,
                                          1995*
                                         THROUGH
                                      SEPTEMBER 30,
                                          1995
Expenses**..........................       28.70%
Expenses, excluding indirectly paid
  expenses..........................          N/A
Net investment income (loss)........      (24.19%)

See accompanying notes to financial statements.

                     EVERGREEN U.S. REAL ESTATE EQUITY FUND
                                 CLASS C SHARES
                              FINANCIAL HIGHLIGHTS
(photo of U.S. flag)

                                                                                            SIX MONTHS
                                                                                              ENDED
                                                                                            MARCH 31,       YEAR ENDED
                                                                                             1997+++       SEPTEMBER 30,
                                                                                           (UNAUDITED)        1996+++
PER SHARE DATA:
Net asset value, beginning of period....................................................      $12.44           $11.41
Income from investment operations:
  Net investment income.................................................................         .04              .13
  Net realized and unrealized gain on investments.......................................        2.23             1.28
    Total from investment operations....................................................        2.27             1.41
Less distributions to shareholders from:
  Net investment income.................................................................        (.23)            (.17)
  Net realized gains....................................................................       (1.58)            (.21)
    Total distributions.................................................................       (1.81)            (.38)
Net asset value, end of period..........................................................      $12.90           $12.44
TOTAL RETURN+...........................................................................       19.4%            12.5%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)................................................        $516             $125
RATIOS TO AVERAGE NET ASSETS:
  Expenses**............................................................................       2.52%#++         2.47%#
  Expenses, excluding indirectly paid
    expenses............................................................................       2.50%#++           N/A
  Interest expense......................................................................          --             .04%
  Net investment income.................................................................        .60%#++         1.08%#
Portfolio turnover rate.................................................................         86%             169%
Average commission rate paid per share..................................................      $.0609           $.0619
                                                                                            JULY 12,
                                                                                              1995*
                                                                                             THROUGH
                                                                                          SEPTEMBER 30,
                                                                                              1995
PER SHARE DATA:
Net asset value, beginning of period....................................................      $10.87
Income from investment operations:
  Net investment income.................................................................         .08
  Net realized and unrealized gain on investments.......................................         .46
    Total from investment operations....................................................         .54
Less distributions to shareholders from:
  Net investment income.................................................................          --
  Net realized gains....................................................................          --
    Total distributions.................................................................          --
Net asset value, end of period..........................................................      $11.41
TOTAL RETURN+...........................................................................        5.0%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)................................................          $3
RATIOS TO AVERAGE NET ASSETS:
  Expenses**............................................................................       2.49%#++
  Expenses, excluding indirectly paid
    expenses............................................................................         N/A
  Interest expense......................................................................          --
  Net investment income.................................................................       2.55%#++
Portfolio turnover rate.................................................................        115%
Average commission rate paid per share..................................................         N/A

  * Commencement of class operations.
 ** The ratio of total expenses to average net assets for the six months ended
    March 31, 1997 includes indirectly paid expenses (Note 9).
  + Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
 ++ Annualized.
+++ Per share data is calculated based on average shares outstanding during the period.
  # Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets would have been the following:

                                                                  SIX MONTHS
                                                                     ENDED                            JULY 12,
                                                                   MARCH 31,        YEAR ENDED      1995* THROUGH
                                                                     1997          SEPTEMBER 30,    SEPTEMBER 30,
                                                                  (UNAUDITED)          1996             1995
Expenses**...................................................        3.79%             18.82%           421.54%
Expenses, excluding indirectly paid expenses.................        3.77%                N/A               N/A
Net investment loss..........................................        (.67%)           (15.27%)         (416.50%)

See accompanying notes to financial statements.

                     EVERGREEN U.S. REAL ESTATE EQUITY FUND
                                 CLASS Y SHARES
                              FINANCIAL HIGHLIGHTS
(photo of U.S. flag)

                                                                         SIX MONTHS
                                                                         ENDED MARCH          YEAR ENDED SEPTEMBER 30,
                                                                         31, 1997+++
                                                                         (UNAUDITED)             1996+++               1995
PER SHARE DATA:
Net asset value, beginning of period..................................      $12.56                 $11.44             $10.07
Income from investment operations:
  Net investment income...............................................         .11                    .24                .23
  Net realized and unrealized gain on investments.....................        2.27                   1.29               1.46
    Total from investment operations..................................        2.38                   1.53               1.69
Less distributions to shareholders from:
  Net investment income...............................................        (.28)                  (.20)              (.20)
  In excess of net investment income..................................          --                     --                 --
  Net realized gains..................................................       (1.58)                  (.21)              (.12)
    Total distributions...............................................       (1.86)                  (.41)              (.32)
Net asset value, end of period........................................      $13.08                 $12.56             $11.44
TOTAL RETURN+.........................................................       20.1%                  13.6%              17.6%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............................     $12,533                $10,601             $9,456
RATIOS TO AVERAGE NET ASSETS:
  Expenses***.........................................................       1.52%#++               1.46%#             1.50%#
  Expenses, excluding indirectly paid
    expenses..........................................................       1.50%#++                 N/A                N/A
  Interest expense....................................................          --                   .04%                 --
  Net investment income...............................................       1.75%#++               2.02%#             2.45%#
Portfolio turnover rate...............................................         86%                   169%               115%
Average commission rate paid per share................................      $.0609                 $.0619                N/A
                                                                         NINE MONTHS     SEPTEMBER 1,
                                                                            ENDED        1993* THROUGH
                                                                        SEPTEMBER 30,    DECEMBER 31,
                                                                           1994**            1993
PER SHARE DATA:
Net asset value, beginning of period..................................      $10.71           $10.00
Income from investment operations:
  Net investment income...............................................         .11              .04
  Net realized and unrealized gain on investments.....................        (.75)            0.72
    Total from investment operations..................................        (.64)            0.76
Less distributions to shareholders from:
  Net investment income...............................................          --             (.04)
  In excess of net investment income..................................          --             (.01)
  Net realized gains..................................................          --               --
    Total distributions...............................................          --             (.05)
Net asset value, end of period........................................      $10.07           $10.71
TOTAL RETURN+.........................................................       (6.0%)            7.6%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............................      $8,630           $4,610
RATIOS TO AVERAGE NET ASSETS:
  Expenses***.........................................................       1.49%++#         (.44%)++#
  Expenses, excluding indirectly paid
    expenses..........................................................         N/A              N/A
  Interest expense....................................................          --               --
  Net investment income...............................................       1.60%++#         1.93%++#
Portfolio turnover rate...............................................        102%              17%
Average commission rate paid per share................................         N/A              N/A

  * Commencement of class operations.
 ** The Fund changed its fiscal year end from December 31 to September 30.
*** The ratio of total expenses to average net assets for the six months ended March 31, 1997 includes indirectly paid expenses (Note 9).
  + Total return is calculated on net asset value per share for the periods indicated and is not annualized.
 ++ Annualized.
+++ Per share data is calculated based on average shares outstanding during the period.
  # Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets would have been the following:

                                             SIX MONTHS                        NINE MONTHS
                                             ENDED MARCH      YEAR ENDED          ENDED        SEPTEMBER 1, 1993*
                                              31, 1997      SEPTEMBER 30,     SEPTEMBER 30,          THROUGH
                                             (UNAUDITED)    1996     1995        1994**         DECEMBER 31, 1993
Expenses***...............................      2.80%++     2.25%    2.70%        2.65%                3.59%
Expenses, excluding indirectly paid
  expenses................................      2.78%++       N/A      N/A          N/A                  N/A
Net investment income (loss)..............       .47%++     1.23%    1.25%         .44%               (1.21%)

See accompanying notes to financial statements.

                     COMBINED NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
NOTE 1 -- ORGANIZATION AND NATURE OF OPERATIONS
     The Evergreen Domestic Growth Funds (the "Funds") are separate series of open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "Act"). The Evergreen Domestic Growth Funds consist of Evergreen Fund, Evergreen Aggressive Growth Fund ("Aggressive Growth"), Evergreen Limited Market Fund, Inc. ("Limited Market") and Evergreen U.S. Real Estate Equity Fund ("U.S. Real Estate"), known collectively as the Funds.
     Evergreen Fund's investment objective is to seek capital appreciation principally through investments in common stock and securities convertible into or exchangeable for common stock of companies which are little-known, relatively small or represent special situations which, in the opinion of the Fund's investment adviser, offer potential for capital appreciation. Aggressive Growth seeks to achieve long-term capital appreciation by investing primarily in common stocks of emerging growth companies and larger, more well established companies, all of which are viewed by its investment adviser as having above-average appreciation potential. Limited Market seeks to achieve capital appreciation principally through investing in the common stock of companies for which there is a relatively limited trading market; income is not a factor in the selection of portfolio securities. U.S. Real Estate's investment objective is long-term capital growth which it seeks to achieve through investment primarily in equity securities of domestic companies which are principally engaged in the real estate industry or which own significant real estate assets.
NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.
     SECURITY VALUATIONS -- Investments in securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") are valued at the last reported sale price. Securities traded on an exchange or NMS for which there has been no sale and securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked price. Securities for which market quotations are not readily available are valued at their respective fair value as determined in good faith under procedures established by the Board of Trustees/Directors. Short-term investments maturing in less than sixty days are valued at amortized cost, which approximates market value.
     SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains or losses are determined on the identified cost basis.
     INVESTMENT INCOME AND EXPENSES -- Dividend income is recorded on the ex-dividend date. Interest income and expenses are accrued daily.
     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held on each Fund's behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis, and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy pursuant to guidelines established by the Trustees/Directors.
     DIVIDENDS TO SHAREHOLDERS -- Dividends from net investment income and net realized capital gains on investments, if any, will be distributed at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from the amounts available for distribution under generally accepted accounting principles. The tax treatment of income and capital gain distributions paid during the calendar year will be reported to shareholders prior to February 1, 1998.

                     COMBINED NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES -- continued
     INCOME TAXES -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net income and net realized capital gains to its shareholders. Accordingly, no provisions for Federal income or excise taxes are necessary. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.
     At September 30, 1996, net capital losses of $2,992,429, $516,710 and $205,513 attributable to security transactions after October 31, 1995 were incurred by Aggressive Growth, Limited Market and U.S. Real Estate, respectively. The Funds have elected to defer these losses for Federal income tax purposes, which will be treated as arising on the first business day of the Fund's current fiscal year.
     ALLOCATION OF INCOME AND EXPENSES -- Expenses specifically identifiable to a class of shares are charged to that class. Expenses common to a Trust as a whole are allocated to the funds in that Trust. Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
     UNAMORTIZED ORGANIZATION EXPENSES -- The expenses of Aggressive Growth and U.S. Real Estate incurred in connection with their organization are being deferred and amortized over a period of benefit not to exceed 60 months from the date they commenced operations.
     REAL ESTATE INVESTMENT TRUSTS -- U.S. Real Estate owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.
     USE OF ESTIMATES -- The preparation of the financial statements is in accordance with generally accepted accounting principles which requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.
NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES INVESTMENT ADVISORY AGREEMENTS -- First Union is entitled to an annual fee of .60 of 1% of Aggressive Growth's average daily net assets pursuant to the Fund's investment advisory agreement.
     Pursuant to an agreement with Evergreen Fund, Limited Market and U.S. Real Estate, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, is entitled to an annual fee based on each of Evergreen Fund's, Limited Market's and U.S. Real Estate's average daily net assets, in accordance with the following schedule:

First $750 million                          1.00%
Next $250 million                           0.90%
Over $1 billion                             0.80%

     Evergreen Asset has agreed to reimburse U.S. Real Estate to the extent that the Fund's operating expenses (including the investment advisory fee and amortization of organization expenses but excluding interest, taxes, brokerage commissions, 12b-1 distribution and shareholder services fees and extraordinary expenses) exceed 1.50% of its average daily net assets until the Fund's net assets reach $15 million. For the six months ended March 31, 1997, Evergreen Asset waived all of its advisory fee and reimbursed $18,535 in expenses under this limitation. In addition, for the six months ended March 31, 1997, Evergreen Asset voluntarily reimbursed expenses amounting to $16,993 for Limited Market. Evergreen Asset can modify or terminate these voluntary waivers at any time.

                     COMBINED NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
     Lieber & Company, an affiliate of First Union, is the investment sub-adviser to Evergreen Fund, Limited Market and U.S. Real Estate and also provides brokerage services with respect to substantially all security transactions executed on the New York or American Stock Exchanges. For transactions executed during the six months ended March 31, 1997, Evergreen Fund, Limited Market and U.S. Real Estate incurred brokerage commissions of $222,703, $27,999 and $56,333, respectively, with Lieber & Company. Lieber & Company is reimbursed by Evergreen Asset, at no additional expense to the Funds, for its cost of providing investment advisory services.
     At March 31, 1997, Stephen A. Lieber, Chairman of Evergreen Asset owned, directly or beneficially, 19.7% of the outstanding shares of U.S. Real Estate.
     ADMINISTRATION AGREEMENT -- For the period through March 10, 1997, Evergreen Asset furnished Evergreen Fund, Limited Market and U.S. Real Estate with administrative services as part of their advisory agreements and accordingly, these Funds did not pay a separate administration fee. Effective March 11, 1997, Evergreen Keystone Investment Services (EKIS), a subsidiary of First Union, began providing administrative services to the Funds. For the period through December 31, 1996, Furman Selz LLC ("Furman Selz") was each of the Funds' sub-administrator. As sub-administrator, Furman Selz provided the officers of the Funds. Effective January 1, 1997, The BISYS Group, Inc. ("BISYS") acquired Furman Selz' mutual fund unit and accordingly, BISYS Fund Services became sub-administrator. For Evergreen Fund, Limited Market and U.S. Real Estate, Furman Selz'/BISYS fee was paid by Evergreen Asset/EKIS and is not a fund expense.
     Evergreen Asset/EKIS was also Aggressive Growth's administrator and Furman Selz/BISYS was sub-administrator during the six month period ended March 31, 1997. Evergreen Asset's/EKIS's and Furman Selz'/BISYS fees for Aggressive Growth are based on the average daily net assets of all the funds administered by Evergreen Asset or EKIS for which First Union or its investment advisory subsidiaries is also investment adviser. These fees were calculated at the following annual rates:

  ADMINISTRATION FEE                 AVERAGE DAILY NET ASSETS
        0.050%                        on the first $7 billion
        0.035%                        on the next $3 billion
        0.030%                        on the next $5 billion
        0.020%                        on the next $10 billion
        0.015%                        on the next $5 billion
        0.010%                        in excess of $30 billion

SUB-ADMINISTRATION FEE               AVERAGE DAILY NET ASSETS
        0.0100%                       on the first $7 billion
        0.0075%                       on the next $3 billion
        0.0050%                       on the next $15 billion
        0.0040%                       in excess of $25 billion

     At March 31, 1997, assets for which EKIS was the administrator and which First Union or its investment advisory subsidiaries was investment adviser totaled approximately $28.6 billion.
     PLANS OF DISTRIBUTION -- The Funds have adopted Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Act for their Class A Shares, Class B Shares, and Class C Shares (see Note 4). Under the terms of the Plans, the Funds may incur distribution-related and shareholder servicing expenses which may not exceed an annual fee of .75 of 1% for Class A Shares and 1% for Class B and Class C Shares. For each of the Funds, the payments for Class A Shares were voluntarily limited to .25 of 1% of average daily net assets.

                     COMBINED NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
     In connection with the Plans, the Funds have entered into distribution agreements with Evergreen Keystone Distributors, Inc. ("EKD") (formerly Evergreen Funds Distributor, Inc. ("EFD")), a subsidiary of BYSIS, where by the Funds will compensate EKD for its services at a rate which may not exceed an annual fee of .25 of 1% of Class A Shares' average daily net assets and an annual fee of 1% of Class B and Class C Shares' average daily net assets, respectively. A portion of the payments for Class B and C Shares, up to .25 of 1% constitutes a shareholder services fee. EKD has entered into a Shareholder Services Agreement with First Union Brokerage Services ("FUBS"), an affiliate of First Union, whereby they will compensate FUBS for certain services provided to shareholders and/or maintenance of shareholder accounts relating to each of the Fund's Class B and Class C Shares.
     SALES CHARGES -- EKD has advised the Funds that it has retained the following amounts from front-end sales charges resulting from sales of Class A Shares during the six months ended March 31, 1997: Aggressive Growth ($20,791), Evergreen Fund ($90,584), Limited Market ($8) and U.S. Real Estate ($706).
     OTHER SERVICES WITH AFFILIATES -- State Street Bank & Trust Company ("State Street") is the transfer agent, dividend disbursing agent and shareholder servicing agent for the Funds. For certain benefit plan accounts in Evergreen Fund, Aggressive Growth and Limited Market, First Union has been sub-contracted by State Street to maintain shareholder sub-account records, take fund purchase and redemption orders and answer inquiries. For each account, First Union is entitled to a monthly fee which amounted to a total of $85,206 for the Evergreen Fund and $2,766 for Aggressive Growth for the six months ended March 31, 1997. Limited Market did not incur any fees pursuant to this agreement for the six months ended March 31, 1997.
NOTE 4 -- SHARES OF BENEFICIAL INTEREST
     Evergreen Fund, Aggressive Growth, and U.S. Real Estate have an unlimited number of shares of beneficial interest authorized. Limited Market has 25 million common shares authorized allocated equally to each of its classes of shares sold. The par value of the Fund's shares are $.001, $.001, $.10 and $.0001 for Evergreen Fund, Aggressive Growth, Limited Market and U.S. Real Estate, respectively. The shares are divided into classes which are designated Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares seven years after the date of purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares redeemed during the first year after the month of purchase. Class Y shares are sold without a sales charge and are available only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994. The classes have identical voting, dividend, liquidation and other rights, except that Class A, Class B and Class C shares bear distribution expenses (see
Note 3) and have exclusive voting rights with respect to their distribution plans.

                     COMBINED NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
NOTE 4 -- SHARES OF BENEFICIAL INTEREST -- continued
     Transactions in shares of beneficial interest were as follows:

                                                                  SIX MONTHS ENDED
                                                                   MARCH 31, 1997                      YEAR ENDED
                                                                     (UNAUDITED)                   SEPTEMBER 30, 1996
EVERGREEN FUND                                                SHARES           AMOUNT          SHARES            DOLLARS
CLASS A
Shares sold..............................................     3,925,843     $  72,511,813      6,095,487     $    99,948,887
Shares issued on reinvestment of distributions...........       141,871         2,555,095         94,388           1,472,450
Shares redeemed..........................................    (2,918,827)      (53,982,929)    (3,137,366)        (52,080,445)
Net increase.............................................     1,148,887        21,083,979      3,052,509          49,340,892
CLASS B
Shares sold..............................................     5,073,036        92,657,473     10,528,707         171,559,260
Shares issued on reinvestment of distributions...........       359,016         6,426,556        230,476           3,588,103
Shares redeemed..........................................      (848,433)      (15,480,015)    (1,033,495)        (16,934,353)
Net increase.............................................     4,583,619        83,604,014      9,725,688         158,213,010
CLASS C
Shares sold..............................................        92,687         1,687,456        253,398           4,102,332
Shares issued on reinvestment of distributions...........         7,595           135,795          6,180              96,026
Shares redeemed..........................................       (54,101)         (984,797)       (43,233)           (711,575)
Net increase.............................................        46,181           838,454        216,345           3,486,783
CLASS Y
Shares sold..............................................    41,717,662       768,863,469     87,374,014       1,420,506,634
Shares issued in acquisition of
  FFB Lexicon Small Company Growth Fund..................            --                --      1,752,546          27,158,980
Shares issued on reinvestment of distributions...........     1,085,007        19,584,379      1,402,844          21,926,423
Shares redeemed..........................................   (43,922,476)     (811,129,911)   (82,347,414)     (1,341,450,072)
Net increase (decrease)..................................    (1,119,807)      (22,682,063)     8,181,990         128,141,965
Total net increase resulting from Fund share
  transactions...........................................     4,658,880     $  82,844,384     21,176,532     $   339,182,650

                     COMBINED NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
NOTE 4 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                       SIX MONTHS ENDED
                                                                        MARCH 31, 1997                    YEAR ENDED
                                                                          (UNAUDITED)                 SEPTEMBER 30, 1996
AGGRESSIVE GROWTH                                                   SHARES          AMOUNT         SHARES          DOLLARS
CLASS A
Shares sold....................................................    1,051,624      $21,666,933     1,486,503      $ 28,206,250
Shares issued on reinvestment of distributions.................           --               --       125,571         2,164,153
Shares redeemed................................................   (1,278,980)     (26,222,020)   (1,100,349)      (20,468,235)
Net increase (decrease)........................................     (227,356)      (4,555,087)      511,725         9,902,168
CLASS B
Shares sold....................................................      569,193       11,707,165     1,012,639        18,916,487
Shares issued on reinvestment of distributions.................           --               --         9,125           156,717
Shares redeemed................................................     (130,936)      (2,677,031)     (150,663)       (2,835,175)
Net increase...................................................      438,257        9,030,134       871,101        16,238,029
CLASS C
Shares sold....................................................       74,852        1,501,903        44,926           857,932
Shares issued on reinvestment of distributions.................           --               --           420             7,213
Shares redeemed................................................      (12,308)        (248,392)      (21,948)         (396,890)
Net increase...................................................       62,544        1,253,511        23,398           468,255
CLASS Y
Shares sold....................................................    1,705,952       35,516,569     1,385,748        25,808,879
Shares issued on reinvestment of distributions.................           --               --         8,611           148,623
Shares redeemed................................................     (882,799)     (18,279,875)     (273,910)       (5,080,669)
Net increase...................................................      823,153       17,236,694     1,120,449        20,876,833
Total net increase resulting from Fund share
  transactions.................................................    1,096,598      $22,965,252     2,526,673      $ 47,485,285

                     COMBINED NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
NOTE 4 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                        SIX MONTHS ENDED
                                                                         MARCH 31, 1997                   YEAR ENDED
                                                                           (UNAUDITED)                SEPTEMBER 30, 1996
                                                                     SHARES         AMOUNT         SHARES          DOLLARS
LIMITED MARKET
CLASS A
Shares sold......................................................        430      $     7,922        44,104      $    755,204
Shares issued on reinvestment of distributions...................         --               --         1,829            31,166
Shares redeemed..................................................    (11,943)        (226,123)      (52,912)         (905,676)
Net decrease.....................................................    (11,513)        (218,201)       (6,979)         (119,306)
CLASS B
Shares sold......................................................      1,653           29,715        15,418           265,257
Shares issued on reinvestment of distributions...................         --               --         3,263            55,180
Shares redeemed..................................................    (15,935)        (292,054)      (43,481)         (724,243)
Net decrease.....................................................    (14,282)        (262,339)      (24,800)         (403,806)
CLASS C
Shares sold......................................................         --               --           134             2,393
Shares issued on reinvestment of distributions...................         --               --           112             1,899
Shares redeemed..................................................         (1)             (20)       (2,040)          (33,276)
Net decrease.....................................................         (1)             (20)       (1,794)          (28,984)
CLASS Y
Shares sold......................................................     65,450        1,226,102       332,812         5,693,077
Shares issued on reinvestment of distributions...................         --               --        96,831         1,650,971
Shares redeemed..................................................   (405,139)      (7,495,877)   (1,659,712)      (28,422,146)
Net decrease.....................................................   (339,689)      (6,269,775)   (1,230,069)      (21,078,098)
Total net decrease resulting from Fund share
  transactions...................................................   (365,485)     $(6,750,335)   (1,263,642)     $(21,630,194)

                     COMBINED NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
NOTE 4 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                                   SIX MONTHS ENDED
                                                                                    MARCH 31, 1997              YEAR ENDED
                                                                                     (UNAUDITED)            SEPTEMBER 30, 1996
                                                                                 SHARES       AMOUNT      SHARES       DOLLARS
U.S. REAL ESTATE
CLASS A
Shares sold..................................................................     43,688    $  568,101     50,221    $   600,589
Shares issued on reinvestment of distributions...............................      3,065        37,276        352          4,164
Shares redeemed..............................................................     (3,371)      (44,515)   (29,953)      (356,039)
Net increase.................................................................     43,382       560,862     20,620        248,714
CLASS B
Shares sold..................................................................     47,059       613,365     21,611        258,923
Shares issued on reinvestment of distributions...............................      7,088        85,699        459          5,421
Shares redeemed..............................................................     (2,044)      (27,606)    (1,478)       (17,892)
Net increase.................................................................     52,103       671,458     20,592        246,452
CLASS C
Shares sold..................................................................     31,902       406,429     11,216        136,531
Shares issued on reinvestment of distributions...............................      1,542        18,793         22            258
Shares redeemed..............................................................     (3,501)      (47,435)    (1,430)       (17,003)
Net increase.................................................................     29,943       377,787      9,808        119,786
CLASS Y
Shares sold..................................................................     67,383       885,767     79,674        958,807
Shares issued on reinvestment of distributions...............................    104,600     1,277,261     26,720        316,633
Shares redeemed..............................................................    (57,674)     (756,797)   (88,998)    (1,052,935)
Net increase.................................................................    114,309     1,406,231     17,396        222,505
Total net increase resulting from Fund share
  transactions...............................................................    239,737    $3,016,338     68,416    $   837,457

                     COMBINED NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
NOTE 5 -- INVESTMENT TRANSACTIONS
     The cost of purchases and proceeds from sales of investments, excluding short-term securities, for the six months ended March 31, 1997 were as follows:

                                                            PURCHASES             SALES
Evergreen Fund..........................................   $140,007,131        $54,727,044
Aggressive Growth.......................................     40,606,635         20,543,833
Limited Market..........................................      9,625,960         16,696,720
U.S. Real Estate........................................     12,699,885         11,537,526

     On March 31, 1997, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal tax purposes was as follows:

                                                                      NET APPRECIATION/        FEDERAL TAX
                              APPRECIATION        DEPRECIATION         (DEPRECIATION)              COST
Evergreen Fund.............   $488,608,902        $ 34,122,075          $ 454,486,827          $837,775,883
Aggressive Growth..........     46,639,715           6,925,619             39,714,096           108,366,467
Limited Market.............      5,813,979           2,852,941              2,961,038            35,165,241
U.S. Real Estate...........      1,632,698             730,132                902,566            13,582,496

NOTE 6 -- FINANCING AGREEMENT
     A financing agreement was in place with all the Evergreen Funds and the custodian, State Street Bank and Trust Company (the "Bank"). Under the agreement, the Bank provided an unsecured line of credit facility, in the aggregate amount of $100 million ($50 million committed and $50 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only and is subject to each participating Fund's borrowing restrictions.
     Effective October 31, 1996, a new financing agreement was put in place between all of the Evergreen Funds and State Street, Societe Generale and ABN AMRO Bank N.V. (collectively, the "Banks"). Under this agreement, the Banks provide an unsecured line of credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly between the Banks. Borrowings under these facilities bear interest at
 .75% per annum above the Federal Funds rate. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which would be allocated to all participating funds. During the six months ended March 31, 1997, the Funds had no significant borrowings.
NOTE 7 -- CONCENTRATION OF CREDIT RISK
     Since U.S. Real Estate invests a substantial portion of its assets in REITs, it may be more affected by economic developments in the real estate industry than would a general equity fund.
NOTE 8 -- DEFERRED TRUSTEES' (DIRECTORS') FEES
     Each Trustee/Director (referred to as Trustees) may defer any or all of his compensation related to performance of his duties as a Trustee of the Funds. Deferred balances are allocated to a "Deferral Account", which is included in the accrued expenses for each Fund at March 31, 1997, in its Statement of Assets and Liabilities. Any gains earned or losses incurred in the Deferral Accounts are reported in each Fund's Trustees' fees and expenses on the Statement of Operations. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at his election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of March 31, 1997, Trustees had

                     COMBINED NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
NOTE 8 -- DEFERRED TRUSTEES' (DIRECTORS') FEES -- continued
deferred $41,682, $6,953, $7,217 and $4,312 for Evergreen Fund, Aggressive Growth, Limited Market and U.S. Real Estate, respectively.
NOTE 9 -- EXPENSE OFFSET ARRANGEMENT
     The Funds have entered into an expense offset arrangement with their custodian. For the six months ended March 31, 1997, Aggressive Growth and U.S. Real Estate incurred total custody expenses of $44,803 and $35,323, respectively, and received credits of $11,430 and $1,835, respectively, resulting in net custody expenses of $33,373 and $33,488, respectively. The assets deposited with the custodian under this expense offset arrangement could have been invested in income producing assets. Evergreen Fund and Limited Market did not earn a significant amount of credits during the period.
NOTE 10 -- SUBSEQUENT EVENTS
     Effective May 5, 1997, Evergreen Keystone Services Company, an affiliate of First Union, became the Funds' transfer agent, dividend disbursement agent and shareholder servicing agent.
                                       56

                        TRUSTEES/DIRECTORS AND OFFICERS

                              TRUSTEES/DIRECTORS:

                              Laurence B. Ashkin

                              Foster Bam

                              James S. Howell, Chairman

                              Robert J. Jeffries+

                              Gerald M. McDonnell

                              Thomas L. McVerry

                              William W. Pettit

                              Russell A. Salton, III M.D.

                              Michael S. Scofield

                              OFFICERS:

                              John J. Pileggi
                              President and Treasurer

                              Joan V. Fiore
                              Secretary

                              Sheryl Hirschfeld
                              Assistant Secretary

                              Donald E. Brostrom
                              Assistant Treasurer

                              Stephen W. St. Clair
                              Assistant Treasurer

                              + Trustee Emeritus

This report was prepared primarily for the information of fund shareholders. It is authorized for distribution if preceded or accompanied by the fund's current prospectus. The prospectus contains important information about the fund, including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone Funds, contact your financial adviser or call Evergreen Keystone.



[box containing NOT FDIC INSURED & May lose value No bank guarantee]

                Evergreen Keystone Distributor, Inc.

Evergreen Keystone(sm) is a Service Mark of Evergreen Keystone Investment Services, Inc. Copyright 1997.


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